        As filed with the Securities and Exchange Commission on July 10, 1998

                      Securities Act Registration No. 333-_____
                  Investment Company Act Registration No. 811-07665

                       U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-14

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                 FBR FAMILY OF FUNDS
                 (Exact Name of Registrant as Specified in Charter)

                                    Potomac Tower
                             1001 Nineteenth Street North
                                 Arlington, VA 22209
                       (Address of Principal Executive Officer)

                                    (800) 239-3334
                           (Area Code and Telephone Number)

                                Robert S. Smith, Esq.
                        Friedman, Billings, Ramsey & Co., Inc.
                                    Potomac Tower
                             1001 Nineteenth Street North
                                 Arlington, VA 22209

                                      Copies to:
                                  Paul F. Roye, Esq.
                                Dechert Price & Rhoads
                                1775 Eye Street, N.W.
                                Washington, D.C. 20006

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

     Pursuant to Rule 488(a) under the Securities Act of 1933, this registration statement will become effective on the thirtieth day after the date upon which it is filed.

     No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

                                 FBR FAMILY OF FUNDS
                                      FORM N-14
                                Cross Reference Sheet
               Pursuant to Rule 481(a) under the Securities Act of 1933


 Item No.                                 Location in Combined Proxy
                                          Statement and Prospectus
--------------------------------------------------------------------------------

 Part A

 1.   Cover Page                          Cover Page; Notice of Special Meeting
                                          of Shareholders

 2.   Beginning and Outside Back Cover    Table of Contents
      Page

 3.   Synopsis and Risk Factors           Summary; Comparison of Investment
                                          Objectives and Policies

 4.   Information About the Transaction   Summary; Information About the
                                          Reorganization

 5.   Information About the Registrant    Summary; Information About the
                                          Reorganization; Comparison of
                                          Investment Objectives and Polices;
                                          Comparative Information on
                                          Shareholder Rights; Information About
                                          Management of FBR Realty Fund and the
                                          Funds; Additional Information About
                                          FBR Realty Fund and the Funds

 6.   Information About the Company       Summary; Information About the
      Being Acquired                      Reorganization; Comparison of
                                          Investment Objectives and Polices;
                                          Comparative Information on
                                          Shareholder Rights; Information About
                                          Management of FBR Realty Fund and the
                                          Funds; Additional Information About
                                          FBR Realty Fund and the Funds

 7.   Voting Information                  Summary; Voting Information

 8.   Interest of Certain Persons and     Voting Information
      Experts

 9.   Additional Information Required     Not Applicable.
      for Reoffering by Persons Deemed
      to be

      Underwriters

 Part B

 10.  Cover Page                          Cover Page

 11.  Table of Contents                   Cover Page

 12.  Additional Information About the    Incorporation of Documents by
      Registrant                          Reference in Statement of Additional
                                          Information

 13.  Additional Information About the    Incorporation of Documents by
      Company Being Acquired              Reference in Statement of Additional
                                          Information

 14.  Financial Statements                Incorporation of Documents by
                                          Reference in Statement of Additional
                                          Information

 Part C

 15-17 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement

                          GRANDVIEW-SM- REALTY GROWTH FUND

               GRANDVIEW-SM- S&P-REGISTERED TRADEMARK- REIT INDEX FUND

                                   August __, 1998

Dear Shareholder:

     The Board of Trustees of the GrandView Investment Trust has recently reviewed and unanimously endorsed a proposal for the reorganization of the GrandView Realty Growth Fund and the GrandView S&P REIT Index Fund (the "Fund"), which they judge to be in the best interests of the Funds' shareholders. This proposal calls for the acquisition of the assets and certain liabilities of the Funds by the FBR Realty Growth Fund ("FBR Realty Fund"), which is a newly formed series of the FBR Family of Funds (the "FBR Trust"), an open-end management investment company. The FBR Realty Fund will adopt investment objectives, policies and restrictions substantially identical to those of the GrandView Realty Growth Fund.

     We have therefore called a Special Meeting of Shareholders to be held at ____________________________ on September __, 1998 to consider this transaction. WE STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

     As a result of this transaction, the Funds would be reorganized into the FBR Realty Fund and you would become a shareholder of the FBR Realty Fund, receiving shares of the FBR Realty Fund having an aggregate net asset value equal to the aggregate net asset value of your investment in the Funds. No sales charge will be imposed in the transaction and the closing of the transaction will be conditioned upon receiving an opinion of counsel to the effect that the proposed transaction will qualify as a tax-free reorganization for federal income tax purposes.

     The FBR Realty Fund will have investment objectives, policies and restrictions that are substantially identical to the GrandView Realty Growth Fund. The GrandView Realty Growth Fund seeks long-term growth of capital with current income as a secondary objective. Although FBR Realty Fund will have a different investment adviser (FBR Fund Advisers, Inc.) than the Funds' current investment adviser (GrandView Advisers, Inc.), Winsor Aylesworth and Lucille Carlson, the portfolio managers for the Funds, are expected to become employed by FBR Fund Advisers, Inc. and thus the FBR Realty Fund is expected to have the same portfolio managers as the Funds currently have.

     Detailed information about the proposed transaction and the reasons for it are contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. IT IS VERY IMPORTANT THAT YOU VOTE AND THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN SEPTEMBER __, 1998.

     NOTE: You may receive more than one proxy package if you hold Fund shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

                              Sincerely,

                              Winsor H. Aylesworth
                              President, GrandView Investment Trust

                            GRANDVIEW-SM- INVESTMENT TRUST

                           GRANDVIEW-SM- REALITY GROWTH FUND

                 GRANDVIEW-SM- S&P-REGISTERED TRADEMARK- REIT INDEX FUND

                             107 NORTH WASHINGTON STREET
                         ROCKY MOUNT, NORTH CAROLINA 27803

                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON SEPTEMBER __, 1998

To the shareholders of
     GrandView Realty Growth Fund and
     GrandView S&P REIT Index Fund, series
     of GrandView Investment Trust:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of GrandView Realty Growth Fund and GrandView S&P REIT Index Fund (collectively, the "Funds"), series of GrandView Investment Trust will be held at ______ on September _____, 1998, for the following purposes:

     1. To consider and vote on approval of an Agreement and Plan of Reorganization providing for the acquisition of all or substantially all of the assets of the Funds by the FBR Realty Growth Fund ("FBR Realty Fund"), a series of the FBR Family of Funds, in exchange for shares of FBR Realty Fund and assumption of certain identified liabilities of the Funds by FBR Realty Fund, and for the distribution of such shares to shareholders of the Funds in liquidation of the Funds; and

     2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Trustees has fixed the close of business on August __, 1998, as the Record Date for determination of shareholders entitled to notice of, and to vote at, the meeting.

     EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                              By Order of the Board of Trustees

                              C. Frank Watson III
                              Secretary

                   PROSPECTUS/PROXY STATEMENT DATED AUGUST __, 1998

                             ACQUISITION OF THE ASSETS OF

                           GRANDVIEW-SM- REALTY GROWTH FUND

                                         AND

                GRANDVIEW-SM- S&P-REGISTERED TRADEMARK- REIT INDEX FUND

                             107 NORTH WASHINGTON STREET

                           ROCKY MOUNT, NORTH CAROLINA 27803
                                    (800) 773-3863

                               BY AND IN EXCHANGE FOR

                                      SHARES OF

                                FBR REALTY GROWTH FUND

                             1001 NINETEENTH STREET NORTH

                              ARLINGTON, VIRGINIA  22209
                                    (800) 239-3334

     This Prospectus/Proxy Statement is being furnished to shareholders of the GrandView Realty Growth Fund (the "GrandView Realty Fund") and the GrandView S&P REIT Index Fund (the "GrandView Index Fund", and collectively, the "Funds"), each a series of GrandView Investment Trust (the "GrandView Trust"), in connection with a proposed Agreement and Plan of Reorganization (the "Plan"), which includes the liquidation and termination of the Funds following the transfer of all or substantially all of the assets of the Funds. The Plan is being submitted to shareholders of the Funds for consideration at a Special Meeting of Shareholders to be held at ________________________________ on September __, 1998 (the "Meeting"). The
Plan provides for the acquisition of all or substantially all of the assets of the Funds by the FBR Realty Growth Fund ("FBR Realty Fund"), a series of the FBR Family of Funds, (the "FBR Trust") in exchange for shares of FBR Realty Fund and the assumption by FBR Realty Fund of certain identified liabilities of the Funds. Following this acquisition, the Funds will be liquidated, all remaining liabilities of the Funds will be satisfied (whether by payment or the establishment of reasonable reserves for payment) and shares of FBR Realty Fund will be distributed to shareholders of each of the Funds in liquidation of the Funds (these transactions collectively referred to as the "Reorganization").

     As a result of the proposed Reorganization, each shareholder of the Funds will receive that number of shares of FBR Realty Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of each Fund. Shareholders in the Funds will receive Class A shares of FBR Realty Fund, and no sales charge will be imposed on the Class A shares of FBR Realty Fund received by Fund shareholders.

     This transaction is being structured as a tax-free reorganization. See "Information About the Reorganization - Federal Income Tax Consequences." Shareholders should consult their tax advisers to determine the actual impact of the Reorganization in light of their individual tax circumstances.

     FBR Realty Fund is a newly-formed series of the FBR Trust, a registered open-end management investment company. FBR Realty Fund currently has no assets or shareholders. Prior to the reorganization, FBR Realty Fund will adopt investment objectives, policies and restrictions substantially identical to those of the GrandView Realty Fund. Therefore, the proposed Reorganization will not result in any change of investment objectives or policies for the GrandView Realty Fund. The GrandView Realty Fund's primary investment objective is long-term growth of capital. Current income is a secondary objective. The GrandView Realty Fund seeks to achieve its objectives by investing primarily in equity securities of real estate companies. While the investment objectives and policies of the GrandView Index Fund and the FBR Realty Fund are generally similar, there are certain differences in investment policies, which are described under "Comparison of Investment Objectives and Policies" in this Prospectus/Proxy Statement.

     GrandView Advisers, Inc. serves as investment adviser for the Funds. FBR Fund Advisers, Inc. ("FBR Advisers") is the investment adviser to FBR Realty Fund and will remain the investment adviser following the proposed Reorganization. However, the portfolio management personnel of GrandView Advisers, Inc. currently responsible for the management of the Funds will manage FBR Realty Fund as employees of FBR Advisers. GrandView Advisers, Inc. and FBR Advisers are described in more detail under "Information About Management of FBR Realty Fund and the Funds."

     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about FBR Realty Fund that a prospective investor should know before investing. A Statement of Additional Information dated August __, 1998, relating to this Prospectus/Proxy Statement and the proposed Reorganization, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of the Statement of Additional Information is available upon request and without charge by calling or writing to the Funds at the telephone number or address listed for the Funds on the cover page of this Prospectus/Proxy Statement. In addition, the Prospectus for the Funds dated January 1, 1998. has been filed with the SEC and is incorporated herein by reference. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding FBR Realty Fund and the Funds.

     Also accompanying this Prospectus/Proxy Statement as Exhibit A is a copy of the Agreement and Plan of Reorganization pertaining to the transaction.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Common Questions and Answers About the Proposed
     Reorganization. . . . . . . . . . . . . . . . . . . . . . . . . .
Summary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Reasons for the Reorganization . . . . . . . . . . . . . . . . . . . .
Information About the Reorganization . . . . . . . . . . . . . . . . .
Comparison of Investment Objectives and Policies . . . . . . . . . . .
Comparative Information on Shareholders' Rights. . . . . . . . . . . .
Information About Management of the FBR
     Growth Fund and the Funds . . . . . . . . . . . . . . . . . . . .
Additional Information About the FBR Growth
     Fund and the Funds. . . . . . . . . . . . . . . . . . . . . . . .
Other Business . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Voting Information . . . . . . . . . . . . . . . . . . . . . . . . . .
Financial Statements and Experts . . . . . . . . . . . . . . . . . . .
Legal Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Exhibit A:  Agreement and Plan of Reorganization . . . . . . . . . . .

                            COMMON QUESTIONS AND ANSWERS
                          ABOUT THE PROPOSED REORGANIZATION

Q.   HOW WILL THE REORGANIZATION AFFECT ME?

A. The assets of the Funds will be transferred to FBR Realty Fund and you will become a shareholder of FBR Realty Fund. You will receive Class A shares of FBR Realty Fund equal in value at the time of issuance to the shares of each Fund that you hold immediately prior to the Reorganization.

Q.   WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. The primary purposes of the proposed Reorganization is to form a strategic alliance with FBR Advisers and the FBR Family of Funds and to seek to achieve future economies of scale. This alliance would allow the combined Funds to tap into and take advantage of FBR's distribution network, which is expected to increase asset levels of the combined Funds. Combining the assets of the Funds is intended to provide various benefits to shareholders of the Funds who become shareholders of FBR Realty Fund (as well as to future investors in FBR Realty Fund). For example, higher asset levels should enable FBR Realty Fund to spread fixed and relatively fixed costs, such as accounting, legal, and printing expenses, over a larger asset base, thereby reducing per-share expense levels. (See also next question regarding operating expenses of the Funds.) Higher asset levels also should benefit portfolio management by permitting larger individual portfolio investments that may result in reduced transaction costs and/or more favorable pricing and by providing the opportunity for greater portfolio diversity.

Q. WHY IS THE GRANDVIEW INDEX FUND BEING MERGED INTO THE GRANDVIEW REALTY FUND AND ULTIMATELY THE FBR REALTY FUND?

A. The primary reason is economics. The GrandView Index Fund was started at the same time as the GrandView Realty Fund. The GrandView organization believed that the real estate securities market would lend itself to a passive management concept (i.e. indexing) which would result in performance that exceeded that obtained by most active real estate fund managers. While meeting the Index Fund's objective of tracking its benchmark index with a high degree of correlation, the Fund's returns were exceeded by most active fund managers. The reasons for the failure of indexing to provide consistently superior returns are complex but the end result was that the Fund never grew to a sufficient size so that its expense ratio could be competitive with other real estate index products. For investors, the GrandView Realty Fund, even with a higher expense ratio and using its active management philosophy, has been historically a better investment. If this Plan of Reorganization were not adopted, then GrandView Advisers would have to consider other alternatives with regard to the GrandView Index Fund, including possibly liquidating the Fund.

Q. HOW WILL THE FEES PAID BY FBR REALTY FUND COMPARE TO THOSE PAYABLE BY THE FUNDS?

A. The total per share operating expenses of FBR Realty Fund (after waivers and/or reimbursements) are expected to be equal to those of the GrandView Realty Fund and, initially, will be higher than those of the GrandView Index Fund. FBR Advisers has agreed to waive its fees and/or reimburse FBR Realty Fund for expenses until at least _______ so that the expense ratio of FBR Realty Fund will not exceed that of the GrandView Realty Fund as of its most recent fiscal year ended March 31, 1998. In addition, FBR Advisers anticipates that the aggregate fees and expenses of FBR Realty Fund will, over time, be reduced further due to increased economies of scale resulting from the larger aggregate net asset base of the combined entity. However, there can be no assurance that these economies will be achieved.

Q. WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER TRANSACTION FEE IN CONNECTION WITH THE REORGANIZATION?

A. No. The full value of your shares of the Funds will be exchanged for Class A shares of the FBR Realty Fund without any sales load, commission or other transaction fee being imposed. In addition, if you are currently eligible to purchase GrandView Fund shares on a no-load basis, you will be able to make subsequent purchases of FBR Realty Fund without any sales load.

Q. WHO WILL SERVE AS INVESTMENT ADVISER AND PROVIDE OTHER SERVICES TO FBR REALTY FUND?

A. The investment adviser for the Funds is GrandView Advisers, Inc. The investment adviser for FBR Realty Fund will be FBR Advisers; however, the Funds' current co-portfolio managers, Winsor Aylesworth and Lucille Carlson, will continue to be the portfolio managers for FBR Realty Fund as employees of FBR Advisers. The Nottingham Company and Capital Investment Group, Inc. are the administrator and distributor, respectively, for the Funds. For the FBR Realty Fund, the administrator will be Bear Stearns Funds Management Inc. and the Distributors will be Friedman, Billings, Ramsey & Co., Inc. and FBR Investment Services, Inc.

Q.   WILL I HAVE TO PAY ANY FEDERAL INCOME TAXES AS A RESULT OF THE
     REORGANIZATION?

A. The transaction is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming qualification for such treatment, shareholders would not recognize taxable gain or loss pursuant to the Reorganization. As a condition to the closing of the Reorganization, the Funds will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. You should separately consider any state, local and other tax consequences in consultation with your tax adviser. Opinions of counsel are not binding on the IRS or the courts.

                                       SUMMARY

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of the Funds dated January 1, 1998, the Statement of Additional Information of the Funds dated July 25, 1997 and supplemented January 1, 1998 and the Agreement and Plan of Reorganization, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A.

PROPOSED REORGANIZATION

     The Plan provides for the transfer of all or substantially all of the assets of the Funds in exchange for shares of FBR Realty Fund and the assumption by FBR Realty Fund of certain identified liabilities of the Funds (as reflected on the respective statements of assets and liabilities of the Funds prior to the Closing Date). The Plan also calls for the liquidation of the Funds and the distribution of shares of FBR Realty Fund to shareholders of the Funds in liquidation. (This proposed transaction is referred to in this Prospectus/Proxy Statement as the "Reorganization.") As a result of the Reorganization, each shareholder of the Funds will become the owner of that number of full and fractional Class A shares of FBR Realty Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of each Fund as of the close of business on the date that the Funds' assets are exchanged for Class A shares of FBR Realty Fund. See "Information About the Reorganization."

     For the reasons set forth below under "Reasons for the Reorganization," the Trustees of the GrandView Trust, including all of the Trustees who are not "interested persons", as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have concluded that the Reorganization would be in the best interests of the shareholders of the Funds and that the interests of the Funds' existing shareholders would not be diluted as a result of the Reorganization, and therefore have submitted the Plan for approval to the Funds' shareholders. The Trustees of the GrandView Trust recommend approval of the Plan effecting the Reorganization. The Board of Trustees of the FBR Trust has also approved the Reorganization on behalf of FBR Realty Fund.

     Approval of the Reorganization will require a "Majority Shareholder Vote," as defined in the GrandView Trust's Declaration of Trust. See "Voting Information."

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     The FBR Realty Fund, currently a newly-formed series of the FBR Trust, will adopt investment objectives, policies and restrictions substantially identical to those of the GrandView Realty Fund. The GrandView Realty Fund and the GrandView Index Fund have generally similar investment objectives, policies and restrictions. The primary investment objective of the GrandView Realty Fund is long-term growth of capital. Current income is a secondary objective. The GrandView Realty Fund seeks to achieve these objectives by investing primarily in equity securities of issuers in the real estate industry which it believes exhibit above average growth prospects. The investment objective of the GrandView Index Fund is to provide its investors with investment results corresponding to the performance of the S&P REIT Index by investing in the stocks included in the Index. This involves a passive investment approach, as compared to the active portfolio management employed for the GrandView Realty Fund.

     Both the GrandView Realty Fund and the GrandView Index Fund seek capital growth. Although the respective investment policies of the GrandView Realty Fund and the GrandView Index Fund are generally similar, shareholders of the Funds should consider certain differences in the investment policies and restrictions of, and portfolio securities held by, each Fund. See "Comparison of Investment Objectives and Policies."

SUMMARY COMPARISON OF FEES AND EXPENSES

     The following tables compare the fees and expenses of FBR Realty Fund, the GrandView Realty Fund and the GrandView Index Fund and show the estimated fees and expenses on a pro forma basis, giving effect to the proposed Reorganization. Additional information regarding the performance of the Funds is contained in the Annual Report to shareholders of the GrandView Index Fund and the GrandView Realty Fund for the fiscal year ended March 31, 1998 (previously provided to Fund Shareholders), which is incorporated by reference into this Prospectus/Proxy Statement.



                                                                         FBR
                                                                        REALTY
                                                                         FUND
                                                 GRANDVIEW   GRANDVIEW  (CLASS
                                                   REALTY      INDEX       A
                                                    FUND        FUND    SHARES)
                                                    ----        ----    -------

 Shareholder Transaction Expenses:
      Maximum Initial Sales Charge (as a
      percentage of offering price). . . . . . .    4.50%       3.00%     5.50%
 Maximum contingent deferred sales charge (as a
      percentage of redemption proceeds) . . . .    None        None    None(1)
 Redemption fee. . . . . . . . . . . . . . . . .    None      1.00%(2)    None
 Exchange Fee . . . . . . . . .. . . . . . . . .    None        None      None
 Annual Fund Operating Expenses:
      (as a percentage of average net assets)
      Advisory fee (after waiver)(3) . . . . . .   0.00%       0.00%     0.00%
      12b-1 fees . . . . . . . . . . . . . . . .   0.25%       0.25%     0.25%
      Other expenses (after expense
      reimbursement)(3). . . . . . . . . . . . .   1.75%       0.80%     1.75%
                                                   -----       -----     -----
      Total Fund Operating Expenses (after
      expense reimbursement)(3). . . . . . . . .   2.00%       1.05%     2.00%


     _______________

(1) Investments of $1 million or more in Class A shares of FBR Realty Fund are not subject to an initial sales charge; however, a CDSC of 1% is imposed in the event of certain redemption transactions within one year following such investments. A CDSC will not be imposed on Class A shares of FBR Realty Fund acquired in the Reorganization by shareholders of the Funds.

(2) The maximum redemption fee applies to redemptions in the first six months after purchase. These fees are subsequently reduced and after one year are eliminated.

(3) The "Total Fund Operating Expenses" shown above are based on actual operating expenses incurred by each Fund for the fiscal year ended March 31, 1998. Absent waivers and reimbursements, the percentages for "Advisory Fee" and "Total Fund Operating Expenses" would have been 0.35% and 4.84%, respectively, for the GrandView Index Fund and 1.00% and 5.68%, respectively, for the GrandView Realty Fund.

EXAMPLE: You would pay the following expenses on a hypothetical $1,000 investment (including the maximum sales charge) assuming a 5% annual return:

                FUND               1 YEAR     3 YEARS     5 YEARS     10 YEARS
   GrandView Realty Fund             $64       $105         $148        $267
   GrandView Index Fund              $40       $ 62         $ 86        $154
   FBR Realty Fund Class A shares    $74       $114         $157        $275


PURCHASE AND REDEMPTION PROCEDURES

     The following discussion describes differences in the minimum investment requirements, charges, and waivers of charges applicable to shares of the Funds and Class A shares of FBR Realty Fund. For details on how to purchase or redeem shares of the Funds, see the Prospectus. The Funds, but not the FBR Realty Fund, reserve the right to involuntarily redeem an investor's Class A shares if the net asset value of such shares is less than $1,000 by reason of redemption.

     The minimum initial investment for Class A shares of FBR Realty Fund and shares of the Funds is $1,000 (or $500 and $250 for FBR Growth and the Funds, respectively, if the investment is for IRAs, or pension, profit-sharing or other employee benefit plans) and subsequent investments must be at least $50. Additionally, for the Funds, but not FBR Realty Fund, the minimum initial investment is $50 for shares purchased through GrandView Trust's Automatic Investment Plan.

     Class A shares of FBR Realty Fund are sold to investors at net asset value plus an initial sales charge at a maximum rate of 5.5% of the offering price. Shares of the GrandView Realty Fund and GrandView Index Fund are sold to investors at net asset value plus an initial sales charge at a maximum rate of 4.5% and 3.0%, respectively. No initial sales charge will be imposed on the Class A shares of FBR Realty Fund received by holders of the Funds' shares in the Reorganization. With regard to subsequent purchases, shareholders of the Funds who are currently eligible to purchase shares of the Funds without a sales charge will be "grandfathered" to buy FBR Realty Fund shares without a sales charge.

     The following tables show the initial sales charge schedule for Class A shares of FBR Realty Fund and shares of the Funds.

                                   FBR Realty Fund


                                                       Sales Charge as a Percentage of
                                                       -------------------------------

                                                                                   Discount to Selected
                                             Offering   Net Amount Invested      Dealers as a Percentage
Amount of Purchase                            Price      (Net Asset Value)        of Offering Price***
------------------                            -----      -----------------        --------------------
Less than $50,000                             5.50%            5.82%                      5.00%
$50,000 but less than $100,000                4.75%            4.99%                      4.00%
$100,000 but less than $250,000               3.75%            3.90%                      3.00%
$250,000 but less than $500,000               2.75%            2.83%                      2.25%
$500,000 but less than $1,000,000             2.00%            2.04%                      1.75%
$1,000,000 or more                            None*             None*                  (see below)**
_________________


* No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within 12 months of purchase. This charge will not apply to shares acquired in the Reorganization.

** The FBR Trust pays a one-time commission to authorized dealers (as defined below) who initiate or are responsible for purchases of $1 million or more of shares of FBR Realty Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The FBR Trust may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to authorized dealers who initiate or are responsible for purchases of $500,000 or more by plans or $1 million or more by "wrap" accounts satisfying the criteria set forth in (h) or (j) below. Purchases by such plans will be made at net asset value with no initial sales charge. In addition, authorized dealers shall remit to the FBR Trust such payments received in connection with "wrap" accounts in the event that shares are redeemed within 12 months after the end of the calendar month in which the purchase was made.

*** During special promotions, the entire sales charge may be reallowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is reallowed may be deemed to be "underwriters" under the Securities Act of 1933.



                                            GrandView Index Fund
                                            --------------------

                                        Sales Charge
                                         As % of Net                            Dealer Allowance
                                          Offering     Sales Charge As % of      As % of Public
           Amount of Purchase              Price*         Amount Invested        Offering Price
           ------------------              ------         ---------------        --------------
 Less than $100,000                         3.00%              3.09%                  2.50%
 $100,000 but less than $250,000            2.25%              2.30%                  1.75%
 $250,000 but less than $500,000            1.50%              1.52%                  1.00%
 $500,000 but less than $1,000,000          0.75%              0.76%                  0.25%
 $1,000,000 or more                         0.35%              0.35%                  0.35%



                                            GrandView Index Fund
                                            --------------------

                                        Sales Charge
                                         As % of Net                            Dealer Allowance
                                          Offering     Sales Charge As % of      As % of Public
           Amount of Purchase              Price          Amount Invested        Offering Price
           ------------------              ------         ---------------        --------------
 Less than $100,000                         4.50%              4.71%                  4.00%
 $100,000 but less than $250,000            3.75%              3.90%                  3.25%
 $250,000 but less than $500,000            2.75%              2.83%                  2.25%
 $500,000 but less than $1,000,000          2.00%              2.04%                  1.50%
 $1,000,000 or more                         0.75%              0.76%                  0.75%


* A redemption fee of 1.00% is imposed in the event of a redemption of shares of the GrandView Index Fund within six months after purchase, and of 0.50% in the event of a redemption of shares of the GrandView Index Fund after six months but within twelve months of purchase.

     Purchases of Class A shares of any other funds of the FBR Trust will be aggregated in determining the initial sales charge for the FBR Realty Fund, which may result in a reduced initial sales charge.

     The initial sales charge on Class A shares of FBR Realty Fund and shares of the Funds are currently waived on shares that are acquired through the exchange of Class A shares of another fund of the FBR Trust or shares of another fund of the GrandView Trust, respectively.

     For the FBR Realty Fund, the initial sales charge is also waived on sales of Class A shares to the following types of purchasers: (a) Friedman, Billings, Ramsey & Co., Inc. ("FBR"), FBR Investment Services, Inc. ("FBR Services"), their affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which FBR or FBR Services is a general partner, any Trustee or officer of the FBR Trust and designated family members of any of the above individuals; (b) qualified retirement plans of FBR or FBR Services; (c) trustees or directors of investment companies for which FBR or FBR Services or an affiliate acts as sponsor; (d) any employee or registered representative of any authorized dealer or their respective spouses and children; (e) banks, trust companies or other types of depository institutions investing for their own account or investing for customer accounts; (f) any institutional investment clients including corporate sponsored pension and profit-sharing plans, other benefit plans and insurance companies; (g) any pension funds, state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments; (h) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with the Distributor specifying aggregate minimums and certain operating policies and standards; (i) registered investment advisers and financial planners, investing for themselves or for accounts for which they receive asset-based fees; (j) accounts over which FBR Advisers or its advisory affiliates have investment discretion; (k) shareholders receiving distributions from a qualified retirement plan invested in the FBR Family of Funds and reinvesting such proceeds in an IRA for which FBR or FBR Services, or an affiliate thereof, serves as custodian or trustee ("FBR IRA"); and (l) accounts established in the Reorganization that were eligible to purchase GrandView Fund shares on a no-load basis.

     For the Funds, the initial sales charge is waived on investments by certain group plans and on sales of shares of the following types of purchasers: (a) current or former Trustees and officers of the GrandView
Trust; (b) current or former directors, officers, employees or sales representatives of GrandView Advisers, Inc. or the Funds' administrator, transfer agent or distributor or their respective subsidiaries or affiliates;
(c) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with the Funds' distributor; (d) members of the immediate families of any of the foregoing persons; (e) any trust, custodian, pension, profit-sharing or other benefit plan for any of the foregoing persons; (f) investment advisory clients of GrandView Advisers, Inc. or of any of its affiliates; (g) clients of fee-based financial planners; (h) clients of a bank or registered investment adviser as to which the bank or adviser exercises exclusive discretionary investment authority or accounts held by a bank in a fiduciary agency, custodial or similar capacity; (i) governmental agencies and authorities; (j) employee benefit plans qualified under Section 401 or 403 of the Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements with respect to number of participants or plan assets established by the GrandView Trust; (k) tax-exempt organizations under Section 501(c)(3-13) of the Code; and (l) those investors who purchase shares without the services of a commissioned broker or agent.

     The sales charges on Class A shares of FBR Realty Fund and shares of the Funds may be reduced through a letter of intent, quantity discounts and the right of accumulation.

     Both shares of the Funds and Class A shares of FBR Realty Fund may be redeemed without the imposition of a contingent deferred sales charge ("CDSC"), except that a CDSC of 1% applies to certain redemptions of Class A shares of FBR Realty Fund that were purchased without a sales charge by reason of a purchase of $1 million or more, if such redemptions are made within the first year after investing. Neither the Funds nor FBR Realty Fund charge redemption fees, except that a redemption fee of 1.00% is imposed in the event of a redemption of shares of the GrandView Index Fund within six months after purchase, and of 0.50% in the event of a redemption of shares of the GrandView Index Fund after six months, but within 1 year of purchase. No CDSC or redemption fee will apply to shares of FBR Realty Fund acquired by shareholders of the Funds in the Reorganization.

     EXCHANGE PRIVILEGES

     Class A shareholders of FBR Realty Fund may exchange shares for Class A shares of the other funds of the FBR Trust. No exchange fee will be imposed. Any exchange will be a taxable event for which a shareholder may have to recognize a gain or loss under Federal income tax provisions.

     DIVIDENDS

     FBR Realty Fund, like the Funds, intends to declare and pay dividends from net investment income, if any, quarterly, and distribute net realized capital gains, if any, at least annually. All dividends and distributions will be reinvested automatically in additional shares of FBR Realty Fund at net asset value, without a sales charge or CDSC, unless the shareholder elects to be paid in cash or to receive shares of the same class of any other fund advised by FBR Fund Advisers, or the FBR Money Market Portfolio of The RBB Fund, Inc. Fund shareholders that have elected to receive distributions in cash will continue to receive distributions in such manner from FBR Realty Fund.

     Distributions from each of the Funds are currently paid in additional shares of the applicable Fund, without a sales charge, unless a shareholder requests to be paid in cash.

     TAX CONSEQUENCES

     Prior to completion of the Reorganization, the Funds will have received from counsel an opinion to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. See "Information about the Reorganization - Federal Income Tax Consequences."

     SHAREHOLDER VOTING RIGHTS

     Neither FBR Realty Fund, a series of a Delaware business trust, nor the Funds, each a series of a Massachusetts business trust, holds annual shareholder meetings. The 1940 Act requires that a shareholder meeting be called for the purpose of electing Trustees at such time as fewer than a majority of Trustees holding office have been elected by shareholders. The FBR Trust will hold a shareholder meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. See "Comparative Information on Shareholders' Rights - Voting Rights."

     APPRAISAL RIGHTS

     [Under the laws of the State of Delaware, shareholders of FBR Realty Fund do not have appraisal rights in connection with a combination or acquisition of the assets of another fund. Under the laws of the Commonwealth of Massachusetts and the GrandView Trust's Declaration of Trust, shareholders of the Funds do not have appraisal rights in connection with a combination or acquisition of the assets of the Funds by another entity.]

     RISK FACTORS

     Because FBR Realty Fund and the Funds have generally similar investment objectives and investment policies, they are subject to similar investment risks. These risks include those that are generally associated with investing in equity securities. See "Comparison of Investment Objectives and Policies" herein and "Risk Factors" in the Funds' Prospectus.

                            REASONS FOR THE REORGANIZATION

     Currently, the Funds are investment portfolios of the GrandView Trust. Although the Funds have substantially similar investment objectives, policies and restrictions, each must separately bear the costs of its operations. Consolidating their separate operations should generally benefit the shareholders of the Funds by promoting more efficient operations on a more cost-effective basis. Additionally, by reorganizing as a part of the FBR organization, the Funds will be able to take advantage of FBR's distribution network, which is expected to attract new investors in the combined entity, resulting in economies of scale. However, there can be no assurance that the combination of the Funds will produce more efficient operations on a cost-effective basis. Because of the similarities between the Funds, the considerations and risks involved with an investment in FBR Realty Fund are expected to be comparable to those associated with an investment in the Funds.

     The Reorganization, therefore, is expected to permit the GrandView Realty Fund's shareholders to pursue substantially the same investment goals in a larger fund, and to permit the GrandView Index Fund's shareholders to pursue similar investment goals in a larger fund. A larger fund should enhance the ability of FBR Fund Advisers to effect portfolio transactions on more favorable terms and give greater investment flexibility and the ability to select a larger number of portfolio securities with the attendant benefits of increased diversification. A larger fund should not be as significantly affected by high levels of shareholder redemptions. In addition, the larger aggregate net assets should enable the combined entity to obtain the benefits of economies of scale, permitting the reduction of certain costs and expenses which may result in lower overall expense ratios through the spreading of fixed costs of operations over a larger asset base. As a general rule, economies of scale can be expected to be realized with respect to fixed expenses, such as costs of printing and fees for professional services, although expenses that are based on the value of assets or the number of shareholder accounts, such as custody fees, would not necessarily be reduced by the Reorganization. In addition, because the investment advisory fee and certain other expenses of the GrandView Realty Fund (and correspondingly of FBR Realty Fund) are higher than those of the GrandView Index Fund, the expense ratio of FBR Realty Fund after the reorganization, net of fee waivers and expense reimbursements, is expected to be higher than that of the GrandView Index Fund. It is noted in this regard that GrandView Advisers, Inc. currently limits total expenses of the GrandView Index Fund and the GrandView Realty Fund to an annual rate of 1.05% and 2.00%, respectively, of average daily net assets. FBR Advisers has agreed to limit FBR Realty Fund's expenses to an annual rate of 2.00% of the Fund's average daily net assets until ________. Moreover, there can be no assurance that economies of scale can be realized as to either Fund as a result of the Reorganization.

     In considering the fact that the expense ratio of FBR Realty Fund will be higher than that of the GrandView Index Fund, the Trustees noted that index funds do not require the same degree of active portfolio management as other equity funds, and that a higher advisory fee rate for the GrandView Realty Fund (and correspondingly for the FBR Realty Fund) was therefore appropriate.] In light of the foregoing considerations, the Trustees of the GrandView Trust unanimously concluded that the Reorganization is in the best interests of the Funds and their shareholders and that the Reorganization would not result in a dilution of shareholders' interests.

     Upon consideration of the factors described above, the Board of Trustees of the FBR Trust also approved the Reorganization and determined that it is in the best interests of FBR Realty Fund to acquire the assets of the Funds.

                         INFORMATION ABOUT THE REORGANIZATION

     PLAN OF REORGANIZATION

     The following summary of the Plan is qualified in its entirety by reference to the Plan which is attached as Exhibit A hereto. The Plan provides that (1) FBR Realty Fund will acquire all or substantially all of the assets of the Funds in exchange for Class A shares of FBR Realty Fund,
(2) FBR Realty Fund will assume certain identified liabilities of the Funds on September __, 1998 or such later date as may be agreed upon by the parties (the "Closing Date"), (3) the Funds will be liquidated in accordance with the terms of the Declaration of Trust of the GrandView Trust, (4) all remaining liabilities of the Funds will be satisfied whether by payment or the making of reasonable provision for payment thereof, and (5) FBR Realty Fund Class A shares will be distributed to shareholders of the Funds in liquidation.
Prior to the Closing Date, the Funds will endeavor to discharge all of their known liabilities and obligations. FBR Realty Fund will not assume any liabilities or obligations of the Funds other than (i) those reflected in an unaudited statement of assets and liabilities of the Funds prepared as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date and (ii) certain indemnification obligations of the Funds with respect to the GrandView Trust trustees. The number of full and fractional Class A shares of FBR Realty Fund to be issued to shareholders of each Fund will be determined on the basis of the relative net asset values of Class A shares of FBR Realty Fund and shares of each Fund, computed as of the close of regular trading on the NYSE on the Closing Date.

     The Funds and FBR Realty Fund will utilize PFPC Inc. as agent to determine the value of their respective portfolio securities. The method of valuation employed will be as set forth in the Funds' Prospectus which is consistent with Rule 22c-1 under the 1940 Act and with the interpretations of such rule by the SEC's Division of Investment Management.

     As soon after the Closing Date as conveniently practicable, each Fund will liquidate and will distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional Class A shares of FBR Realty Fund received by the Fund. Such distribution will be accomplished by the establishment of accounts in the names of the Funds' shareholders on the share records of FBR Realty Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional Class A shares of FBR Realty Fund due to the Funds' respective shareholders. After such distribution and the winding up of its affairs, the GrandView Trust will be terminated.


     The consummation of the Reorganization is subject to the conditions set forth in the Plan. Notwithstanding approval of the Funds' shareholders, the Plan may be terminated at any time at or prior to the Closing Date by (1) mutual agreement of the GrandView Trust and FBR Trust or (2) either the GrandView Trust or FBR Trust upon a material breach by the other party of any representation, warranty or agreement contained therein or the failure to meet closing conditions.

     The Funds and FBR Realty Fund shall each be liable for its respective expenses incurred in connection with entering into and carrying out the Plan, whether or not the Reorganization is consummated, subject to applicable expense limitation arrangements with GrandView Advisers, Inc. and FBR Advisers.

     Approval of the Plan with respect to each Fund will require a "Majority Shareholder Vote" of the Fund as defined in the GrandView Trust's Declaration of Trust, with shareholders of each Fund voting separately. If the Reorganization is not approved by shareholders of either Fund, the Reorganization may nonetheless proceed with respect to the other Fund, and GrandView Advisers, Inc. may recommend to the Trustees of the GrandView Trust other possible courses of action for their consideration.

     DESCRIPTION OF FBR REALTY FUND'S SHARES

     Full and fractional Class A shares of beneficial interest of FBR Realty Fund will be issued to the Funds' shareholders in accordance with the procedures detailed in the Plan. Generally, FBR Realty Fund does not issue share certificates to shareholders unless a specific request is submitted to FBR Realty Fund's transfer agent. The Class A shares of FBR Realty Fund to be issued to Fund shareholders and registered on the shareholder records of the transfer agent will have no pre-exemptive or conversion rights. See "Comparative Information on Shareholders' Rights" for additional information with respect to the shares of FBR Realty Fund.

     FEDERAL INCOME TAX CONSEQUENCES

     The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code"), with no gain or loss recognized as a consequence of the Reorganization by FBR Realty Fund, the Funds, or the shareholders of the Funds. As a condition to the closing of the Reorganization, FBR Realty Fund and the Funds will receive an opinion from the law firm of Dechert Price & Rhoads to that effect. That opinion will be based upon certain assumptions and representations made by the FBR Trust, the GrandView Trust, the Funds and FBR Realty Fund.

     Shareholders of the Funds should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of the Funds should also consult their tax advisers as to state and other local tax consequences, if any, of the Reorganization.

     CAPITALIZATION

     The following table shows the capitalization of the Funds as of March 31, 1998, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.


                                                                                  FBR REALTY FUND
                                          THE GRANDVIEW       THE GRANDVIEW       (CLASS A SHARES)
                                             GROWTH               REIT             PRO FORMA FOR
                                               FUND                FUND            REORGANIZATION
                                               ----                ----            --------------
 Net Assets                                 $2,376,221           $955,067            $3,316,714
 Net asset value per share                    $14.51              $11.06               $14.51
 Shares outstanding                          163,820              86,343              $228,637


                   COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

     The following discussion comparing investment objectives, policies and restrictions of the Funds is based upon and qualified in its entirety by the investment objectives, policies and restrictions section of the Prospectus of the Funds.

     INVESTMENT OBJECTIVES

     FBR Realty Fund is a newly-formed series of the FBR Trust. FBR Realty Fund will adopt investment objectives, policies and restrictions identical to those of the GrandView Realty Fund. The primary investment objective of the GrandView Realty Fund is to provide long-term growth of capital; current income is a secondary objective. The investment objective of the GrandView

Index Fund is investment results corresponding to the performance of the S&P REIT Index by investing in stocks included in the Index. The Funds differ in the degree to which they emphasize active or passive account management and employ different policies to achieve their objectives. The Funds' investment objectives may be changed by the GrandView Trust's Board of Trustees without shareholder approval; however, shareholders will be given written notification of any such change at least 30 days in advance.

     PRIMARY INVESTMENTS

     Under normal circumstances, the assets of the GrandView Index Fund are invested primarily in equity securities of REITs included in the S&P REIT Index, which is made up of approximately 100 stocks constituting a representative sample of all publicly-traded REITs. The GrandView Index Fund tries to be as fully invested at all times as is reasonably practicable and attempts to approximate the weightings of the stocks held in its portfolio to the weightings of the stocks in the S&P REIT Index. The proportion of the GrandView Index Fund's assets invested in each stock held in the Fund's portfolio will generally be substantially similar to the proportion of the S&P REIT Index represented by the stock. The GrandView Index Fund seeks to maintain a correlation of at least 95% between the composition of the S&P REIT Index and its portfolio.

     Under normal circumstances, at least 65% of the GrandView Realty Fund's total assets are invested in equity securities of REITs and other real estate industry companies. The GrandView Realty Fund may also invest up to 35% of its total assets in securities of issuers which are, or are affiliated with, companies whose products or services are related to the real estate industry like building supplies, mortgage servicing or the provision of the utility or transportation services. In addition, the GrandView Realty Fund may, from time to time, invest in the securities of companies unrelated to the real estate industry whose real estate assets are substantial relative to the price of the companies' securities or whose securities GrandView Advisers, Inc. believes to be undervalued or to provide income or the opportunity for capital appreciation.

     For purposes of the GrandView Realty Fund's investments, "a real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. In addition to REITs, real estate industry companies include brokers or real estate developers, as well as companies with substantial real estate holdings (I.E., at least 50% of their total assets), such as paper and lumber producers and hotel and entertainment companies. The equity securities of real estate industry companies in which the GrandView Realty Fund invests include common stock, shares of beneficial interest and securities with common stock characteristics, such as preferred stock, warrants and debt securities convertible into common stock. The debt securities of real estate industry companies in which the GrandView Realty Fund may invest include bonds, notes and other short-term debt obligations. The mortgage-backed securities in which the GrandView Realty Fund may invest include mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). As a fundamental policy, each Fund invests at least 25% of its assets in the real estate industry.

     PORTFOLIO INSTRUMENTS AND PRACTICES

     In pursuit of its objectives, either Fund may employ various management techniques, certain of which may be used in an attempt to hedge risks associated with the Funds' investments.

     DEBT SECURITIES OF REAL ESTATE INDUSTRY COMPANIES. The GrandView Realty Fund may invest in debt securities of real estate industry companies, but the Fund may not invest more than 25% of its assets in debt securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Service ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or securities not rated by Moody's, Standard & Poor's or Fitch which GrandView Advisers, Inc. deems to be of equivalent quality. The GrandView Realty Fund will not invest in debt securities rated lower than Caa by Moody's or CCC by Standard & Poor's or Fitch or equivalent unrated securities. Debt securities rated Caa by Moody's or CCC by Standard & Poor's or Fitch, and equivalent unrated securities, are speculative and may be in default.

     MORTGAGE-BACKED SECURITIES. The GrandView Realty Fund may invest in securities that directly or indirectly represent participations in, or are collaterized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities").

     SHORT-TERM INVESTMENTS. Each Fund may invest in short-term investments consisting of corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by Standard & Poor's; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Standard & Poor's; obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months; securities of registered investment companies, to the extent permitted by the 1940 Act; and repurchase agreements.

     BORROWING. Under certain circumstances, each Fund may borrow money in an amount up to 5% of the value of its total assets for temporary purposes and in an amount equal to one-third of its assets to meet redemptions. This is a fundamental policy which can only be changed by shareholders. Whenever borrowings exceed 5% of either Fund's total assets, that Fund will not make any additional investments.

     LENDING. Each Fund may lend securities in its portfolio representing up to 30% of net assets, taken at market value, to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash or liquid securities with market value at least equal (on a daily mark-to-market basis) to the current market value of the securities loaned.

     FOREIGN SECURITIES. GrandView Realty Fund may invest in the equity securities of non-U.S. real estate companies. GrandView Realty Fund may also purchase foreign securities that are represented by American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers.

     FUTURES CONTRACTS AND OPTIONS. Each Fund may purchase and sell futures contracts on securities, and other financial instruments and indices. Neither Fund will commit more than 5% of its total assets to initial margin deposits on futures contracts. No Fund may purchase or sell non-hedging futures contracts or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing non-hedging futures and related non-hedging options positions and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are "in the money") would exceed 5% of the market value of the Fund's total assets.

     REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENT, AND WHEN-ISSUED TRANSACTIONS. Each Fund may enter into repurchase agreements collaralized by securities in which that Fund may otherwise invest. Each Fund considers repurchase agreements that mature in more than seven days to be illiquid. Neither Fund may invest more than 15% of its net assets in illiquid securities.

     Each Fund may also engage in reverse repurchase agreements, i.e., selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price. In addition, in order to secure prices deemed advantageous at the time, each Fund may purchase securities on a when-issued or a delayed-delivery basis. The Funds do not intend to enter into when-issued or delayed-delivery transactions for speculative purposes.

     RESTRICTED SECURITIES. Each Fund may invest in restricted securities. Restricted securities are securities subject to legal or contractual restrictions on their resale. The Funds limit their investment in restricted securities to no more than 15% of either Fund's net assets, excluding restricted securities that are eligible for resale under Rule 144A under the Securities Act of 1933.

     PORTFOLIO TURNOVER RATE. It is anticipated that FBR Realty Fund's annual portfolio turnover rate, like that of the GrandView Realty Fund, normally will not exceed 200%. The GrandView Realty Fund's portfolio turnover rate for the fiscal year ended March 31, 1998 was 170.19%. GrandView Index Fund's portfolio turnover rate for the same period was 63.15%.

     INVESTMENT RESTRICTIONS. In addition to the restrictions described above, each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the outstanding securities (as defined in the 1940 Act) of that Fund. These restrictions are set forth in the Statement of Additional Information for the Funds. With the exception of the following, the investment restrictions for the Funds are identical: (1) the GrandView Index Fund may not, with respect to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States government or any agency or instrumentality thereof); provided that, for purposes of this restriction the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and (2) the GrandView Index Fund may not, with respect to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

     In addition, each of the Funds has adopted certain non-fundamental investment restrictions that may be changed without the approval of its shareholders. These non-fundamental investment restrictions are identical for each Fund. After the proposed Reorganization, FBR Realty Fund will have the same fundamental and non-fundamental investment restriction as those of the GrandView Realty Fund.

                   COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

     GENERAL

     FBR Realty Fund is a non-diversified series of the FBR Trust, a management investment company registered under the 1940 Act, which continuously offers shares of its series. The FBR Trust is a Delaware business trust and is governed by its Declaration of Trust, By-laws and Board of Trustees.

     The GrandView Realty Fund is a non-diversified series, and the GrandView Index Fund is a diversified series, of the GrandView Trust, an open-end management investment company registered under the 1940 Act, which continuously offers shares of its series. The GrandView Trust is a Massachusetts business trust and is governed by its Declaration of Trust, By-Laws and Board of Trustees. The Funds and FBR Realty Fund are also governed by applicable state and Federal law. Certain differences and similarities between shareholder rights associated with Delaware business trusts and Massachusetts business trusts are summarized below.

     SHAREHOLDER LIABILITY

     The FBR Realty Fund is organized as a series of a Delaware business trust, and its shareholders generally have no personal liability for its acts or obligations.

     The Funds are organized as a series of a Massachusetts business trust. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the GrandView Trust's Declaration of Trust states that shareholders shall not be subject to any personal liability in connection with the assets of the GrandView Trust for the acts or obligations of the GrandView Trust. The Declaration of Trust provides for indemnification out of the assets belonging to the series of the GrandView Trust with respect to which such shareholder's shares are issued, for all losses and expenses of any shareholder held personally liable for the obligations of the GrandView Trust solely by reason of his or her being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is not made or is ineffective and the Funds themselves would be unable to meet their obligations.

     VOTING RIGHTS

     Neither the Funds nor FBR Realty Fund holds annual meetings of shareholders, although each may hold special meetings for purposes of voting on certain matters as required under the 1940 Act. Special meetings of shareholders of either of the Funds or FBR Realty Fund may be called upon the written request of holders of not less than 10% of that fund's then outstanding voting securities. On each matter submitted to a vote of the shareholders of FBR Realty Fund or the Funds, each shareholder is entitled to one vote for each whole share owned and a proportionate fractional vote for any fractional share outstanding in the shareholder's name on the fund's books. Shareholders of all classes of the FBR Realty Fund vote together as a fund, and not by class, except as otherwise required by applicable law or by the FBR Trust's charter documents, or when the matter affects only the interests of a particular class.

     LIQUIDATION OR DISSOLUTION

     In the event of the liquidation or dissolution of either the Funds or FBR Realty Fund, the shareholders of that fund are entitled to receive, when and as declared by the Trustees, the excess of the assets over the liabilities belonging to the fund. The assets so distributed to shareholders of a fund would be distributed among the shareholders in proportion to the number of shares of that fund held by them and recorded on the books of the fund.

     LIABILITY OF TRUSTEES

     The By-laws of the FBR Trust provide that the FBR Trust will indemnify Trustees and officers of the FBR Trust to the fullest extent permitted by Delaware law and the 1940 Act. The Declaration of Trust of the GrandView Trust provides for similar indemnification of Trustees and officers of the GrandView Trust. However, neither the Declaration of Trust of the GrandView Trust nor the By-laws of the FBR Trust purport to protect or indemnify a trustee or officer against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     RIGHTS OF INSPECTION

     Except as required by Delaware law, shareholders of the FBR Realty Fund have only such right to inspect the records, documents, accounts and books of FBR Realty Fund as may be granted by the Trustees of the FBR Trust.

     Shareholders of the Funds generally have the same rights to inspect the records, accounts and books of the GrandView Trust as are permitted shareholders of a Massachusetts corporation under Massachusetts corporation law. Currently, each shareholder of a Massachusetts corporation is permitted to inspect the records, accounts and books of a corporation for any legitimate business purpose relative to the affairs of the corporation.

     The foregoing is only a summary of certain characteristics of the operations of FBR Realty Fund and the Funds, the Declaration of Trust and By-laws of the FBR Trust, the Declaration of Trust and By-laws of the GrandView Trust, and Delaware and Massachusetts law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing each fund for a more thorough description.

                         INFORMATION ABOUT MANAGEMENT OF FBR
                              GROWTH FUND AND THE FUNDS

     Overall responsibility for management of the FBR Trust and the GrandView Trust rests with their respective Boards of Trustees.

     INVESTMENT ADVISERS

     The investment adviser of the Funds is GrandView Advisers, Inc. GrandView Advisers, Inc. is a Connecticut corporation with principal offices at 127 Grandview Drive, Glastonbury, Connecticut 06033. Subject to policies set by the GrandView Trust's Board of Trustees, GrandView Advisers makes the investment decisions for the Funds. GrandView Advisers is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to brokerage policies established by the Board of Trustees, and provides certain executive personnel to the Funds.

     Winsor H. Aylesworth and Lucille C. Carlson serve as co-portfolio mangers for the Funds. They have served in such capacity for the Funds since commencement of operations of the Funds on July 3, 1995. They collectively have over 40 years experience in the commercial real estate finance and management and securities businesses.

     For its services, GrandView Advisers receives the following investment advisory fees, which are accrued daily and paid monthly, expressed as a percentage of the applicable Fund's average daily net assets on an annualized basis for its then-current fiscal year:

     GrandView Index Fund          0.35%
     GrandView Realty Fund         1.00%

     GrandView Advisers has voluntarily agreed to waive the investment advisory fees payable by the Funds and reimburse other operating expenses to the extent needed to limit each Fund's expenses to the percentage of its average net assets shown below:

     GrandView Index Fund          1.05%
     GrandView Realty Fund         2.00%

     GrandView Advisers has voluntarily waived its fee and reimbursed a portion of each Fund's operating expenses for the fiscal year ended March 31, 1998. The total fees waived amounted to $5,370 and $16,842, respectively, and expenses reimbursed amounted to $49,107 and $42,126, respectively, for the GrandView Index Fund and the GrandView Realty Fund, respectively.

     The investment adviser for FBR Realty Fund will be FBR Fund Advisers, Inc. ("FBR Advisers"). FBR Advisers was organized as a Delaware corporation on September 30, 1996 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is an affiliate of Friedman, Billings, Ramsey Investment Management, Inc. and FBR Offshore Management, Inc. FBR Advisers and its affiliates manage in excess of $700 million for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations. FBR Advisers is a new company and therefore has a short operating history as an investment manager of mutual funds. However, the current portfolio managers of the Funds, whose experience is discussed below, will manage the FBR Realty Fund as employees of FBR Advisers. FBR Advisers will be paid for its services a fee accrued daily and paid monthly, equal to 1.00% of FBR Realty Fund's average daily net assets on an annualized basis. This is identical to the fee currently payable by the GrandView Realty Fund. In addition, FBR Advisers has agreed to voluntarily waive the investment advisory fee payable by FBR Realty Fund and reimburse other operating expenses to the extent needed to limit FBR Realty Fund's expenses to 2.00% of its average net assets until ________.

     PORTFOLIO MANAGERS

     Winsor H. Aylesworth, President, Treasurer, Director, and the controlling shareholder of GrandView Advisers, Inc. has had over ten years of experience with Bank of Boston Corporation and Bank of Boston Connecticut. At Bank of Boston, Mr. Aylesworth's responsibilities included forming and managing workout and OREO groups and overseeing the disposition of real estate properties and other assets by the OREO groups. Mr. Aylesworth was also responsible for managing Bank of Boston Corporation's Florida Loan Production Office and for overseeing the granting of construction loans on investment grade real estate. Lucille C. Carlson, Executive

Vice President and a Director of GrandView Advisers, Inc. has managed cases on non-performing assets, including loan restructuring and OREO management and disposition, for Bank of Boston Connecticut. Ms. Carlson has served as a real estate asset management officer, managing an institutional grade real estate portfolio comprised of commercial property and other portfolios consisting of real estate property and mortgages for John Hancock Properties Inc. and Cigna Investments Inc., and has served as a securities and equity analyst.

     ADMINISTRATOR

     The Nottingham Company ("Nottingham") currently serves as the administrator and fund accounting agent for the Funds. For these services, Nottingham receives Fund administration fees accrued daily and paid monthly of 0.225% of the average daily net assets of the GrandView Index Fund, and 0.300% of the average daily net assets of the GrandView Realty Fund. Nottingham receives, in addition, for its shareholder recordkeeping, securities pricing and blue sky administration services, a fee from each Fund equal to $9.00 per shareholder per year, $0.15 per equity holding per pricing day (with slightly higher fees per debt and asset or mortgage-backed securities) (waived for the GrandView Index Fund) and $150 per year for each state in which the Trust's shares are registered or qualified. Nottingham also charges a minimum fund accounting fee of $1,500 per Fund per month.

     The Administrator for FBR Realty Fund will be Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc. Under the terms of the Administration Agreement, BSFM will be paid a monthly fee at the annual rate of 0.075% on the first $250 million of FBR Realty Fund's average daily net assets and 0.050% of net assets in excess of $250 million, subject to a minimum annual fee of $75,000, payable monthly by the Fund. From time to time, BSFM may waive receipt of its fees, which would have the effect of lowering the Fund's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The FBR Realty Fund will not pay BSFM at a later time for any amounts it may waive.

     Under the terms of an Administration and Accounting Services Agreement with the FBR Trust on behalf of FBR Realty Fund, PFPC Inc. will provide certain administration and accounting services to FBR Realty Fund.

     CUSTODIAN AND TRANSFER AGENT

     First Union National Bank of North Carolina serves as the Funds' custodian. NC Shareholder Services, LLC serves as dividend disbursing and transfer agent for the Funds.

     Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of BSFM, will service as FBR Realty Fund's custodian. PFPC Inc. (the "Transfer Agent") will serve as FBR Realty Fund's transfer agent, dividend disbursing agent and registrar.

     DISTRIBUTION AND SERVICE PLAN

     The GrandView Trust has adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Trustees may authorize the periodic payment of up to 0.25% annually of each Fund's average daily net asset value for each year elapsed subsequent to adoption of the Plan. Such expenditures paid as service fees to any person who sells shares of the Funds may not exceed 0.25% of the shares' average annual net asset value. Payments under the Distribution Plan finance activities primarily intended to result in the sale of shares of the Funds and/or the servicing of shareholder accounts. The Distribution Plan may not be amended to increase materially the amount that may be paid pursuant to the Distribution Plan from the assets of a particular Fund without the approval of the shareholders of that Fund. The continuation of the Distribution Plan must be considered by the Board of Trustees annually. For the fiscal year ended March 31, 1997, the Funds expended no amounts under the Distribution Plan. For the fiscal year ended March 31, 1998, the GrandView Realty Fund paid $4,211 and the GrandView Index Fund paid $1,912 under the Plan.

     FBR Realty Fund has adopted a Rule 12b-1 Distribution Plan with respect to its Class A shares (the "Plan"). Under the Plan, FBR Realty Fund uses its assets to finance activities relating to the distribution of its shares to investors and the provision of certain shareholder services. FBR Services is paid a distribution fee at an annual rate of up to 0.25% of the value of average daily net assets of FBR Realty Fund's Class A shares for which it is the distributor of record. Distribution fees may be used by FBR Services for: (a) costs of printing and distributing FBR Realty Fund's prospectus, statement of additional information and reports to prospective investors in the Fund; (b) costs involved in preparation, printing and distributing sales literature pertaining to FBR Realty Fund; (c) an allocation of overhead and other branch office distribution-related expenses of FBR Services; (d) payments to persons who provide support services in connection with the distribution of FBR Realty Fund's shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding FBR Realty Fund, processing shareholder services not otherwise provided by a FBR Realty Fund's transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee; and (f) any other expense primarily intended to result in the sale of FBR Realty Fund's shares, including, without limitation, payments to salesmen and selling dealers who have entered into selected dealer agreements with the Distributors, at the time of the sale of shares, if applicable, and continuing fees to selling dealers.

                             ADDITIONAL INFORMATION ABOUT
                            FBR REALTY FUND AND THE FUNDS

     Information about the Funds is included in the current Prospectus for the Funds dated January 1, 1998 and Statement of Additional Information dated July 25, 1997 and supplemented on January 1, 1998, each of which is available upon request, and which have been filed with the SEC and are incorporated herein by reference. Copies of the Prospectus and the Statement of Additional Information are available upon request and without charge by writing or calling the Funds at the address or toll-free number listed on the cover page of this Prospectus/Proxy Statement.

     Both the Funds and FBR Realty Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 2054 9. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates. In addition, such information is available by accessing the SEC's web site at http://www.sec.gov.

     BROKERAGE ALLOCATION

     Subject to the supervision of the Trustees of the FBR Trust, FBR Advisers is authorized to allocate brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions for FBR Realty Fund. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. It is expected that brokerage will be allocated to FBR and FBR Services (collectively, the "Distributors"), both of which are affiliates of FBR Advisers.

     SUBSEQUENT PURCHASES OF FBR REALTY FUND

     Subsequent investments in FBR Realty Fund ordinarily must be at least $50. The FBR Trust reserves the right to reject any purchase order. The FBR Trust reserves the right to vary the initial and subsequent investment minimum requirements at any time. FBR Realty Fund, at its own discretion, reserves the right to suspend purchases of its shares. Purchases of FBR Realty Fund shares may be made through a brokerage account maintained with the Distributor or through certain investment dealers who are members of the National Association of Securities Dealers, Inc. and who have sales agreements with the Distributors (an "Authorized Dealer"). Purchases of FBR Realty Fund shares also may be made directly through the Transfer Agent.

     Purchases are effected at a Fund's net asset value, subject to any applicable sales charge, next determined after a purchase order is received by the Distributors, another Authorized Dealer or the Transfer Agent (the "trade date"). Shareholders of the Funds who are currently eligible to purchase shares of the Funds without a sales charge will be "grandfathered" to buy FBR Realty Fund shares without a sales charge. Payment for Fund shares generally is due to the Distributors or another Authorized Dealer on the third business day (the "settlement date") after the trade date.

     Shares of FBR Realty Fund may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). Such shares are offered at the next determined net asset value per share, subject to any applicable sales charge. In those cases where an investor pays for shares by check, the purchase will be effected at the net asset value next determined after the Transfer Agent receives payment in good order. Shareholders may not purchase shares of FBR Realty Fund with a check issued by a third party and endorsed over to FBR Realty Fund.

     NET ASSET VALUE IS COMPUTED DAILY AS OF THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE (NORMALLY 4:00 P.M., NEW YORK TIME) ON EACH BUSINESS DAY. Shares of FBR Realty Fund are sold on a continuous basis. The net asset value per share of FBR Realty Fund is computed by dividing the value of FBR Realty Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. FBR Realty Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Trustees of the FBR Trust.

     CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     A shareholder may elect to cross-reinvest dividends and capital gain distributions paid by FBR Realty Fund in shares of the same class of any other of the funds advised by FBR Advisers and the FBR Money Market Portfolio of The RBB Fund, Inc. Shares acquired through cross-reinvestment of dividends will be purchased at net asset value and will not be subject to any initial or contingent deferred sales charge as a result of the cross-reinvestment. Cross-reinvestments are subject to the following conditions: (i) the value of the shareholder's account(s) in the fund which is paying the dividend must equal or exceed $5,000 and (ii) the value of the account in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement or the shareholder must elect to continue cross-reinvestment until the value of acquired fund shares in the shareholder's account equals or exceeds the acquired fund's minimum initial investment requirement. A fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied.

     TAX-SHELTERED RETIREMENT PLANS

     FBR Realty Fund offers its shares for purchase by retirement plans, including IRA plans for individuals and their non-employed spouses, IRA plans for employees in connection with employer sponsored SEP, SAR-SEP and SIMPLE IRA plans, 403(b) plans and defined contribution plans such as 401(k) Salary Reduction Plans. Detailed information concerning these plans may be obtained from the Transfer Agent. This information should be read carefully, and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan.

     EXCHANGE PRIVILEGE

     The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Shares of FBR Realty Fund may be exchanged at net asset value without the imposition of a sales charge at the time of exchange for shares of the same class of any other fund advised by FBR Advisers and the FBR Money Market Portfolio of The RBB Fund, Inc. A shareholder needs to obtain and read the prospectus of the fund into which the exchange is made. The shares of these other funds acquired by an exchange may later be exchanged for shares of the same class of FBR Realty Fund at the next determined net asset value without the imposition of an initial or contingent deferred sales charge if the dollar amount in the Fund resulting from such exchanges is below the shareholder's all-time highest dollar amount on which it has previously paid the applicable sales charge. Shares of these other funds purchased through dividends and/or capital gains reinvestment may be exchanged for shares of FBR Realty Fund without a sales charge. The exchange privilege may be modified or withdrawn at any time upon sixty (60) days' notice to shareholders and is subject to certain limitations. In addition, FBR Realty Fund reserves the right to impose an administrative fee for each exchange.

     A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent. To add a telephone exchange feature to an account established in the Reorganization, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may simply contact the Transfer Agent by telephone to request the exchange by calling 1-800-821-3460. The FBR Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if the FBR Trust does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone instructions. Neither the FBR Trust nor the Transfer Agent will be liable for any loss, liability, cost or expense for following the Trust's telephone transaction procedures described below or for following instructions communicated by telephone that it reasonably believes to be genuine.

     The Trust's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of Fund, all of which must match the FBR Trust's records; (3) requiring the FBR Trust's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the FBR Trust elects to record shareholder telephone transactions.

     For accounts held of record by investment professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

     If the exchanging shareholder does not currently own shares of the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an Eligible Guarantor Institution, as defined by rules issued by the Securities and Exchange Commission (the "SEC"), including banks, brokers, dealers, credit unions, national securities exchanges and savings associations. The exchange privilege may be modified or terminated at any time, or from time to time, by the FBR Trust, upon 60 days written notice to shareholders.

     For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of shares received in the exchange. If such redemption occurs within ninety
(90) days after the purchase of such shares, to the extent a sales charge that would otherwise apply to the shares received in the exchange is not imposed, the sales charge paid on such purchase of Class A shares cannot be taken into account by the exchanging shareholder for purposes of determining gain or loss, if any, realized on such redemption for federal income tax purposes, but instead will be added to the tax basis for the shares received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange.

     REDEMPTION OF FBR REALTY FUND SHARES

     Investors may request redemption of FBR Realty Fund shares at any time. Redemption requests may be made as described below. When a request is received in proper form, FBR Realty Fund will redeem the shares at the next determined net asset value, subject to any applicable contingent deferred sales charge ("CDSC"). Shares acquired in the Reorganization will not be subject to a CDSC.

     FBR Realty Fund ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if an investor has purchased Fund shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. The FBR Trust will reject requests to redeem shares by telephone or wire for a period of 15 days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

     REDEMPTION THROUGH THE DISTRIBUTORS AND OTHER AUTHORIZED DEALERS

     Clients with a brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. As the FBR Trust's agent, the Distributor or another Authorized Dealer may honor a redemption request by repurchasing shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by the Authorized Dealer, subject to any applicable CDSC. Under normal circumstances, redemption proceeds will be paid within three days by check or credited to the shareholder's brokerage account at the election of the shareholder. Distributor account executives or other Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

     REDEMPTION THROUGH THE TRANSFER AGENT

     REDEMPTION IN WRITING. Shareholders who are not clients with a brokerage account and who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem FBR Realty Fund shares through the Transfer Agent. To do so, a written request in proper form must be sent directly to: FBR Family of Funds c/o PFPC Inc., P.O. Box 8994, Wilmington, Delaware 19899-8994. Shareholders may also place redemption requests through an Investment Professional, but such Investment Professional might charge a fee for this service.

     A request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the address of record, or if the shareholder is a corporation, partnership, trust or fiduciary, signatures must be guaranteed by an Eligible Guarantor Institution. (See "Additional Information About Redemptions.") If a redemption is effected within 30 days of a change in the shareholder's address of record, a signature guarantee will be required. A signature guarantee verifies your signature. You may call the Transfer Agent at 1-800-821-3460 to determine whether the entity that will guarantee the signature is an Eligible Guarantor Institution.

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is also required in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

     REDEMPTION BY TELEPHONE. Investors may redeem shares without charge by telephone if they have filed a Telephone Authorization with the Transfer Agent. An investor may obtain a Telephone Authorization from the Transfer Agent by calling 1-800-821-3460. The FBR Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if the FBR Trust does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone instructions. The proceeds will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time), will result in redemption proceeds being wired to the investor's bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $10,000. There is no maximum for proceeds sent by wire transfer. FBR Realty Fund may modify this redemption service at any time. A transaction fee of $15.00 will be charged for payments by wire. The Distributor and the Transfer Agent reserve the right to refuse a telephone redemption if they deem it advisable to do so. Neither the FBR Trust, the Transfer Agent nor the Distributor will be liable for any loss, liability, cost or expense for following these procedures or for following instructions communicated by telephone that it reasonably believes to be genuine. These procedures are set forth under "Shareholder Services -- Exchange Privilege" above.

     If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of the Distributor or an Authorized Dealer and reasonably believed by the Transfer Agent to be genuine. The FBR Trust will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Trust may be liable for any losses due to unauthorized or fraudulent instructions. Neither the FBR Trust nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

     OTHER INFORMATION ON REDEMPTIONS. FBR Realty Fund is not responsible for the efficiency of the Federal Wire System or a shareholder's investment adviser, broker-dealer or bank. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single designated bank account to receive redemptions, it is necessary to send a written request (with a signature guaranteed by an Eligible Guarantor Institution) to The FBR Family of Funds, c/o PFPC Inc., P.O. Box 8994, Wilmington, Delaware 19899-8994.

     Payment of Redemption Proceeds. In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Transfer Agent, subject to any applicable CDSC. Shares acquired in the Reorganization will not be subject to a CDSC. Payment for shares redeemed is made by check mailed within three days after acceptance by the Transfer Agent of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, the Transfer Agent may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared.

     REDEMPTION IN-KIND. The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of FBR Realty Fund's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after they have redeemed their shares. FBR Realty Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90 day period for any one shareholder of the Fund.

     ADDITIONAL INFORMATION ABOUT REDEMPTIONS. A shareholder may have redemption proceeds of $10,000 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $15 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Distributor account executive, to another Authorized Dealer, or to the Transfer Agent if the shares are not held in a brokerage account.

     Written redemption instructions must be received by the Transfer Agent in proper form and must be signed exactly as the shares are registered. If the proceeds of the redemption would exceed $10,000, if the proceeds are not to be paid to the record owner at the record address, if the record address has changed within the past 30 days, or if the shareholder is a corporation, partnership, trust or fiduciary, signatures must be guaranteed by an Eligible Guarantor Institution. Eligible Guarantor Institutions are domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations participating in a medallion program. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees received from institutions not participating will not be accepted.

     During times of drastic economic or market conditions, investors may experience difficulty in contacting the Distributor or Authorized Dealers by telephone to request a redemption of Fund shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, FBR Realty Fund's net asset value may fluctuate.

     FEDERAL TAXES.

     FBR Realty Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). FBR Realty Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that the Fund will not be subject to U.S. federal income taxes or the 4% U.S. federal excise tax on undistributed income.

     Distributions by FBR Realty Fund of its net investment income and the excess, if any, of its net realized short-term capital gain over its net realized long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but only a portion thereof may qualify for the 70% dividends-received deduction for corporate shareholders (which portion may not exceed the aggregate amount of qualifying dividends from domestic corporations received by FBR Realty Fund and must be designated by the Fund as so qualifying). Distributions by FBR Realty Fund of the excess, if any, of its net realized long-term capital gain over its net realized short-term capital loss are designated as capital gain distributions and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. Such distributions are not eligible for the dividends-received deduction. If a shareholder disposes of shares in FBR Realty Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain distribution on those shares.

     Distributions to shareholders of FBR Realty Fund will be treated in the same manner for U.S. federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of FBR Realty Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. Each Fund sends tax statements to its shareholders (with copies to the IRS) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

     Income from securities of foreign issuers may be subject to foreign withholding taxes. Credit for such foreign taxes, if any, will not pass through to the shareholders.

                                    OTHER BUSINESS

     The Trustees of the GrandView Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                                  VOTING INFORMATION

     This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Trustees of the GrandView Trust to be used at the Meeting. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Funds on or about August __, 1998. Only shareholders of record as of the close of business on the Record Date, August __, 1998, will be entitled to notice of, and to vote at, the Meeting. The holders of a majority of the shares of each of the Funds outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. Approval of the Plan will require a "Majority Shareholder Vote" of each Fund as defined in the GrandView Trust's Declaration of Trust, which means the affirmative vote of the holders of the lesser of either (i) 67% or more of a Fund's shares present at the meeting if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders of the Funds are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the GrandView Trust or by attending and voting at the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganization contemplated thereby.

     The chart below lists the number of shares of each Fund that were outstanding as of the close of business on the Record Date:

                    SHARES OUTSTANDING
                    ------------------

          GrandView Realty Fund
          GrandView Index Fund

     As of the Record Date, there were no shares of the FBR Realty Fund outstanding.

     As of the Record, Date, the Trustees and officers of the GrandView Trust as a group owned beneficially (i.e. had voting and/or investment power) __% and ___%, respectively, of the then outstanding shares of the GrandView Index Fund and the GrandView Realty Fund, respectively. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Funds. Except as provided below, no person is known by the GrandView Trust to be the beneficial owner of more than 5% of the outstanding shares of the Funds as of the Record Date.

     Proxies are solicited by mail. Additional solicitations may be made by telephone or personal contact by officers or employees of GrandView Advisers and its affiliates or by proxy soliciting firms retained by GrandView Advisers. [GrandView Advisers has retained ___________________________ to provide proxy solicitation services in connection with the Meeting at an estimated cost of $________.] The cost of the solicitation will be borne by the Funds and FBR Realty Funds, subject to applicable expense limitation arrangements with GrandView Advisers, Inc. and FBR Advisers, respectively.

     In the event that sufficient votes to approve the Reorganization are not received by ____ a.m. on August __, 1998, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders of the Funds.

                           FINANCIAL STATEMENTS AND EXPERTS

     The audited financial statements of the Funds as of March 31, 1998 have been incorporated by reference into this Prospectus/Proxy Statement in reliance on the reports of Deloitte & Touche LLP, independent auditors and independent accountants for the Funds and given on the authority of such firm as expert in accounting and auditing.

                                    LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of FBR Realty Fund will be passed upon by Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006.

      THE TRUSTEES OF THE GRANDVIEW TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND APPROVAL OF THE PLAN INCLUDING THE SALE OF ALL OR SUBSTANTIALLY ALL
    OF THE ASSETS OF THE FUNDS TO FBR REALTY FUND, THE TERMINATION OF THE FUND
     AND THE DISTRIBUTION OF SHARES OF FBR REALTY FUND TO SHAREHOLDERS OF THE FUND AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE
                      VOTED IN FAVOR OF APPROVAL OF THE PLAN.

                                     EXHIBIT A


                        AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of _____, 1998, by and between the FBR Family of Funds (the "Company"), a Delaware business trust, on behalf of the FBR Realty Growth Fund (the "Acquiring Fund"), a separate investment series of the Company, and GrandView Investment Trust (the "Trust"), a Massachusetts business trust, on behalf of the GrandView Realty Growth Fund (the "Realty Growth Fund") and the GrandView S&P REIT Index Fund (the "Index Fund")(collectively, the "Acquired Funds"), which are separate investment series of the Trust.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of each Acquired Fund in exchange solely for Class A shares of beneficial interest (the "Shares") of the Acquiring Fund, the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Funds, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Funds in liquidation of the Acquired Funds as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Company and the Trust are registered investment companies of the management type and the Acquired Funds own securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

     WHEREAS, the Company is authorized to issue its shares of beneficial interest in separate series, including the Acquiring Fund, each of which maintains a separate and distinct portfolio of assets; and

     WHEREAS, the Trust is authorized to issue its shares of beneficial interest in separate series, including each of the Acquired Funds, each of which maintains a separate and distinct portfolio of assets; and

     WHEREAS, the Board of Trustees of the Trust on behalf of the Acquired Funds has determined that the exchange of all or substantially all of the assets of the Acquired Funds for Acquiring Fund Shares and the assumption of certain identified liabilities of the Acquired Funds by the Acquiring Fund is in the best interests of each Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE ACQUIRED FUNDS IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF CERTAIN IDENTIFIED ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUNDS

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer all or substantially all of its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor, to deliver to each Acquired Fund the number of Class A Acquiring Fund Shares, including fractional Class A Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Class A Share computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 (a) The assets of each Acquired Fund to be acquired by the Acquiring Fund shall consist of all or substantially all of the property including, without limitation, such cash, securities, and dividend or interest receivables which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

          (b) The Trust has provided the Company with a list of each Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Funds reserve the right to sell any of these securities as a part of the ordinary course of their investment activity (but not in contemplation of this Agreement) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which they are permitted to invest.

     1.3 Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by Bear Stearns Funds Management, Inc. ("Bear Stearns"), as administrator of the Acquiring Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Funds reflected in those unaudited statements of assets and liabilities and, except as provided in paragraph 5.8, shall not assume any other liabilities not reflected thereon.

     1.4 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund's shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of each Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Any reporting responsibility of the Acquired Funds is and shall remain the responsibility of the Acquired Funds up to and including the Closing Date and such later dates on which the Acquired Funds are terminated.

2.   VALUATION

     2.1 The value of the Acquired Funds' assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

     2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

     2.3 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for each Acquired Fund's net assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per share of an Acquiring Fund share determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by Bear Stearns in accordance with its regular practice as pricing agents for the Acquiring Fund.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be August _, 1998, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m., at the offices of FBR Fund Advisers, Inc., 1001 Nineteenth Street North, Arlington, Virginia 22209, or at such other time and/or place as the parties may agree.

     3.2 Custodial Trust Company, as custodian for the Acquiring Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that the Acquired Funds' portfolio securities, cash and any other assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

     3.3 In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of either Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of either Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.4 The Trust shall deliver at the Closing a list of the names and addresses of each Acquired Fund's shareholders and the number and percentage ownership of outstanding Shares owned by each such shareholder immediately prior to the Closing, certified on behalf of the Trust by its President. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to each Acquired Fund's account on the books of the Acquiring Funds. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 The Trust and the Acquired Funds represent and warrant to the Company and the Acquiring Fund as follows:

          (a) The Trust is a Massachusetts business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

          (b) The Trust is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940 (the "1940 Act") is in full force and effect;

          (c) The Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or either Acquired Fund is a party or by which it is bound;

          (d) The Trust and the Acquired Funds have no material contracts or other commitments (other than this Agreement) which will be terminated with liability prior to the Closing Date;

          (e) Except as otherwise disclosed in writing to and accepted by the Company and the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Trust, either Acquired Fund or any of their properties or assets (other than that previously disclosed to the other party to the Agreement) which, if adversely determined, would materially and adversely affect their financial condition or the conduct of their business. The Trust and the Acquired Funds know of no facts which might form the basis for the institution of such proceedings and are not parties to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

          (f) The statements of assets and liabilities of the Acquired Funds for the period ended March 31, 1996 and for the fiscal year ended March 31, 1997 have been audited by KPMG Peat Marwick LLP and for the fiscal year ended March 31, 1998, have been audited by Deloitte & Touche LLP, certified public accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Funds as of such dates, and there are no known contingent liabilities of either Acquired Fund as of such dates not disclosed therein;

          (g) Since March 31, 1998, there has not been any material adverse change in the financial condition, assets, liabilities or business of either Acquired Fund other than changes occurring in the ordinary course of business, or any incurrence by either Acquired Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (g), a decline in net asset value per share of an Acquired Fund Share shall not constitute a material adverse change;

          (h) At the Closing Date, all federal and other tax returns and reports (including information returns) of the Acquired Funds required by law to have been filed by such date shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Trust's knowledge, no such return or report is currently under audit and no assessment has been asserted with respect to such returns or reports;

          (i) For each taxable year of its operation (including the taxable year that ends on the Closing Date), each Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will have distributed all of its investment company taxable income and net realized capital gains that have accrued through the Closing Date;

          (j) All issued and outstanding Shares of the Acquired Funds are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding Shares of the Acquired Funds will, at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. Neither Acquired Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund's Shares, nor is there outstanding any security convertible into shares of either Acquired Fund;

          (k) At the Closing Date, each Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), other than as disclosed to the Acquiring Fund;

          (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary actions on the part of the Trust's Board of Trustees, and subject to the approval of each Acquired Fund's shareholders, this Agreement will constitute a valid and binding obligation of the Trust and each Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (m) The information to be furnished by the Trust and the Acquired Funds for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

          (n) The proxy statement of the Acquired Funds (the "Proxy Statement") to be included in the registration statement (the "Registration Statement") referred to in paragraph 5.7 (only insofar as it relates to the Acquired Funds) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     4.2 The Company and the Acquiring Fund represent and warrant to the Trust and the Acquired Funds as follows:

          (a) The Company is a Delaware business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware;

          (b) The Company is registered as an open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

          (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (d) The Company is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company or the Acquiring Fund is a party or by which it is bound;

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Company or the Acquiring Fund or any of its properties or assets, except as previously disclosed in writing to the Trust. The Company and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

           (f) All federal and other tax returns and reports (including information returns) of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund's knowledge, no such return or report is currently under audit and no assessment has been asserted with respect to such returns or reports;

          (g) The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company;

          (h) At the date hereof, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security other than Class B shares, convertible into any Acquiring Fund Shares. On the Closing Date the Acquiring Fund will have only nominal assets and will not have commenced investment operations;

          (i) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary actions, if any, on the part of the Company's Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Company and the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (j) The Acquiring Fund Shares to be issued and delivered to the Acquired Funds, for the account of the Acquired Funds' shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

          (k) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (l) The Company's registration statement on Form N-14 with regard to the Reorganization, and the Proxy Statement to be included therein (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.   COVENANTS OF THE ACQUIRING FUND, THE COMPANY, THE ACQUIRED FUNDS AND THE
     TRUST

     5.1 The Acquiring Fund and the Acquired Funds each will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

     5.2 The Trust will call a meeting of the Acquired Funds' shareholders to consider and act upon this Agreement and any other matters necessary or appropriate in connection with the transactions contemplated herein.

     5.3 Each of the Acquired Funds covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 The Trust and the Acquired Funds will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the record ownership of the Acquired Funds' Shares.

     5.5 Subject to the provisions of this Agreement, the Company, the Acquiring Fund, the Trust and the Acquired Funds each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 As promptly as practicable, but in any case within sixty days after the Closing Date, each Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust's President or Vice President and its Treasurer.

     5.7 Each Acquired Fund will provide the Acquiring Fund with information about the Acquired Fund reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.l(n), all to be included in a registration statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act in connection with the meeting of the Acquired Funds' shareholders to consider approval of this Agreement and the transactions contemplated herein.

     5.8 The Acquiring Fund will, with respect to any claims arising within three years from the Closing Date, indemnify the Trustees and officers of the Trust, to the same extent, and subject to the same limitations, as such Trustees and officers are indemnified under the Trust's Declaration of Trust as of the date hereof.

     5.9 Each of the Acquiring Fund, the Acquired Funds, the Company and the Trust agrees to make such representations and warranties as may be necessary to assure that the transaction described in this Agreement shall constitute a tax-free reorganization.

     5.10 The Acquiring Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Acquired Funds to be acquired in the Reorganization, except for sales and dispositions made in the ordinary course of business.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE ACQUIRED FUNDS

     The obligations of the Trust and the Acquired Funds to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company and the Acquiring Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Company and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Company shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request; and

     6.3 The Trust shall have received on the Closing Date a favorable opinion from Dechert Price & Rhoads, counsel to the Company and the Acquiring Fund, dated as of the Closing Date, covering the following points:

     That (a) the Acquiring Fund is a series of the Company which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own all of its properties and assets and to carry on its business as presently conducted;
     (b) the Agreement has been duly authorized, executed and delivered by the Company on behalf of the Acquiring Fund and, assuming that the Prospectus, Registration Statement and Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution and delivery of the Agreement by the Trust on behalf of the Acquired Funds, is a valid and binding obligation of the Company enforceable against the Company and the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles; (c) the Acquiring Fund Shares to be issued to the Acquired Funds' shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Company's Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which the Company or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Acquiring Fund is a party or by which it is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for the consummation by the Company and the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities law; (f) only insofar as they relate to the Acquiring Fund, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, are accurate and fairly present the information required to be shown; (g) such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required;
     (h) the Company is registered as an investment company under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Company or the Acquiring Fund or any of their properties or assets and neither the Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement. In addition, such counsel also shall state that they have participated in conferences with officers of the Company at which the contents of the Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company and the Acquiring Fund), no facts have come to their attention that lead them to believe that the Proxy Statement as of its date, as of the date of the Acquired Fund shareholders' meeting and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary to make the statements therein regarding the Acquiring Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Trust and the Acquired Fund, contained in the Proxy Statement or Registration Statement, and that such opinion is solely for the benefit of the Trust, its Trustees and its officers and the Acquired Funds. (Such counsel may rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel.) Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Funds may reasonably request.

     In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

     6.4 Prior to the Closing Date, the Acquired Funds shall have declared and paid a dividend which, together with previous dividends, shall have the effect of distributing all of their investment company taxable income and net capital gains accruing through and including the Closing Date.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY AND THE ACQUIRING FUND

     The obligations of the Company and the Acquiring Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Trust and the Acquired Funds of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Trust and the Acquired Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Trust shall have delivered to the Acquiring Fund a statement of each Acquired Fund's assets and liabilities, together with a list of each Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust;

     7.3 The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name and on behalf of the Acquired Funds by its President or Executive Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust and the Acquired Funds made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

     7.4 The Company shall have received on the Closing Date a favorable opinion of Bingham Dana LLP, counsel to the Acquired Funds, covering the following points:

     That (a) each Acquired Fund is a series of the Trust which is a Massachusetts business trust, legally existing under the laws of the Commonwealth of Massachusetts and has the power under the Trust's Declaration of Trust to own its properties and assets and to carry on its business as presently conducted as such properties, assets and business are described in its most recent prospectus and statement of additional information; (b) the Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Acquired Funds and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution and delivery of the Agreement by the Company on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust and the Acquired Funds enforceable against the Trust and the Acquired Funds in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights generally and to general equity principles, and such counsel shall express no opinion with respect to provisions of this Agreement intended to limit liability for particular matters to an Acquired Fund and its assets; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Trust's Declaration of Trust or Bylaws or any provision of any agreement (known to such counsel) to which the Trust or the Acquired Funds is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Trust or either Acquired Fund is a party or by which it is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Trust and the Acquired Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) only insofar as they relate to the Trust and the Acquired Funds, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, are accurate in all material respects and fairly present in all material respects the information required to be shown; (f) such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Trust and the Acquired Funds existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Proxy Statement which are not described as required; (g) the Trust is registered as an investment company under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (h) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or either Acquired Fund or any of their respective properties or assets and neither the Trust nor either Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Proxy Statement. Such counsel also shall state that they have participated in conferences with officers of the Trust at which the contents of the Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement (except to the extent indicated in paragraph (e) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Trust and the Acquired Fund), no facts have come to their attention that cause them to believe that the Proxy Statement as of its date, as of the date of the Acquired Funds' shareholder meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Trust or the Acquired Funds or necessary in the light of the circumstances under which they were made, to make the statements therein regarding the Trust or the Acquired Funds not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquiring Fund, contained in the Proxy Statement or Registration Statement, and that such opinion is solely for the benefit of the Company, its Trustees and its officers. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Company or the Acquiring Fund may reasonably request.

     In this paragraph 7.4, references to the Proxy Statement include and relate to only the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY, THE ACQUIRING FUND, THE TRUST AND THE ACQUIRED FUNDS

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Funds or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Shares of each Acquired Fund in accordance with the provisions of the Trust's Declaration of Trust and Bylaws and certified copies of the votes evidencing such approval shall have been delivered to the Company and the Acquiring Fund.
Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Funds may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or the Acquired Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Funds, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Each Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund's shareholders all of the Fund's investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carryforward);

     8.6 The parties shall have received an opinion of Dechert Price & Rhoads, addressed to the Company and the Trust, substantially to the effect that the transaction contemplated by this Agreement constitutes a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of the Company and the Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.6.

9.   BROKERAGE FEES AND EXPENSES

     9.1 The Acquiring Fund and the Acquired Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 (a) Except as may be otherwise provided herein, and subject to any expense limitation arrangements applicable to the Acquired Funds or the Acquiring Fund and the provisions of the Asset Purchase Agreement dated June __, 1998 by and between FBR Fund Advisers, Inc. and GrandView Advisers, Inc. with respect thereto, the Acquired Fund and the Acquiring Fund shall each be liable for its expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated. The expenses payable by the Acquired Funds hereunder shall include the expenses of: (i) its counsel and independent accountants associated with the Reorganization; (ii) printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Acquired Funds referred to in paragraph 5.2 hereof; (iii) all fees and expenses related to the liquidation of the Acquired Funds; (iv) fees and expenses of the Acquired Funds' custodian and transfer agent incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of an Acquired Fund's portfolio on the Closing Date. The expenses payable by the Acquiring Fund hereunder shall include: (i) fees and expenses of its counsel and independent accountants associated with the Reorganization; (ii) expenses associated with preparing this Agreement and preparing and filing the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued in the Reorganization; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; and (iv) any fees and expenses of the Acquiring Fund's custodian and transfer agent incurred in connection with the Reorganization.

     (b) Consistent with the provisions of paragraph 1.3, the Acquired Funds, prior to the Closing, shall pay for or include in the unaudited statement of assets and liabilities prepared pursuant to paragraph 1.3 all of its known and reasonably estimated expenses associated with the transactions contemplated by this Agreement.

10.  ENTIRE AGREEMENT, SURVIVAL OF WARRANTIES

     10.1 The Company, the Acquiring Fund, the Trust and the Acquired Fund agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

     11.1 This Agreement may be terminated at any time at or prior to the Closing Date: (1) by mutual agreement of the Trust and the Company; (2) by the Trust in the event the Acquiring Fund or the Company shall, or by the Company in the event an Acquired Fund or the Trust shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) if a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of either the Trust or the Company, or their respective Trustees, or officers, or to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Company and the Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Funds' shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by or certified mail addressed to the Company, 1001 Nineteenth Street North, Arlington, Virginia 22209, attention Eric C. Brugel; or to the Trust, P.O. Box 164, East Glastonbury, Connecticut 06025-0164, attention Winsor Aylesworth.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW, ASSIGNMENT, LIMITATION OF LIABILITY

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is understood and expressly stipulated that neither the holders of shares of the Acquired Funds nor any trustee, officer, agent, or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but each of the Acquired Funds only shall be liable for its respective liabilities hereunder.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President as of the date written above.

                                   THE FBR FAMILY OF FUNDS
                                   on behalf of FBR Realty Growth Fund

                              By:
                                   ----------------------------------------
                                   C. Eric Brugel
                                   President

                                   GRANDVIEW INVESTMENT TRUST
                                   on behalf of GrandView Realty Growth Fund and GrandView S&P REIT Index Fund

                              By:
                                   -----------------------------------------
                                   Winsor H. Aylesworth
                                   President

                                 FBR FAMILY OF FUNDS

                         STATEMENT OF ADDITIONAL INFORMATION

                                  August __, 1998

                1998 Special Meeting of Shareholders of the
          Grandview-SM- Realty Growth Fund and the GrandView-SM-
                 S&P-REGISTERED TRADEMARK- REIT Index Fund


   This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus, dated August __, 1998, for the Special Meeting of Shareholders of the GrandView Realty Growth Fund (the "GrandView Realty Fund") and the GrandView S&P REIT Index Fund (the "GrandView Index Fund") (collectively, the "Funds") to be held on September __, 1998. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing the GrandView Investment Trust at 107 North Washington Street, Rocky Mountain, North Carolina 27803 or by calling (800) 773-3863.

   This Statement of Additional Information incorporates by reference the following documents, each of which accompanies this Statement of Additional
Information:

          1.   The Funds' prospectus dated January 1, 1998;

          2. The Funds' Statement of Additional Information dated July 25, 1998 and supplemented January 1, 1998;

          3. Annual Report of GrandView Realty Growth Fund for the fiscal year ended March 31, 1998;

          4. Annual Report of GrandView S&P REIT Index Fund for the fiscal year ended March 31, 1998;

          5. Pro forma financial statements of the GrandView Realty Growth Fund and the GrandView S&P REIT Index Fund giving effect to the proposed Reorganization described in the Combined Proxy Statement and Prospectus as of March 31, 1998.

                       PRO FORMA COMBINED FINANCIAL INFORMATION
                                 AS OF MARCH 31, 1998

     The following unaudited pro forma combined financial information relates to the acquisition of the assets and liabilities of the GrandView Realty Growth Fund and GrandView S&P-Registered Trademark- REIT Index Fund (each a "GrandView Fund" and collectively, the "GrandView Funds") by the FBR Realty Growth Fund (the "Fund"). The information gives effect to the Transaction as if it had occurred as of March 31, 1998 and includes any related activities for the year ended March 31, 1998, and consists of a Pro Forma Portfolio of Investments, a Pro Forma Statement of Asset and Liabilities, a Pro Forma Statement of Operations and a Pro Forma Statement of Changes in Net Assets. The pro forma combined results of operations are not indicative of future operations or actual results of the GrandView Funds had the combination been consummated as of March 31, 1998.

                                FBR REALTY GROWTH FUND
                          PRO FORMA PORTFOLIO OF INVESTMENTS
                              MARCH 31, 1998 (UNAUDITED)

----------------------------------------------------------------------------------------------------
                                                                                            VALUE
                                                                                SHARES     (NOTE 2)
----------------------------------------------------------------------------------------------------
COMMON STOCKS - 97.43%
AGRICULTURE - 1.19%
     Cadiz Land Company, Inc. (a). . . . . . . . . . . . . . . . . . .          3,300      $39,393
                                                                                       -----------

ENGINEERING & CONSTRUCTION - 1.36%
     Dames & Moore Group . . . . . . . . . . . . . . . . . . . . . . .          3,400       45,263
                                                                                       -----------

FINANCIAL - BANKS, SAVINGS/LOANS/THRIFTS - 4.09%
     Capital Trust (a) . . . . . . . . . . . . . . . . . . . . . . . .         13,900      135,525
                                                                                       -----------

REAL ESTATE - 1.79%
     Catellus Development Corporation (a). . . . . . . . . . . . . . .          3,200       59,200
                                                                                       -----------

REAL ESTATE INVESTMENT TRUSTS - 86.53%
     Alexandria Real Estate Equities, Inc. . . . . . . . . . . . . . .            800       25,350
     American Health Properties, Inc . . . . . . . . . . . . . . . . .            273        7,234
     American Industrial Properties REIT (a) . . . . . . . . . . . . .          5,700       79,087
     Apartment Investment & Management Company . . . . . . . . . . . .            357       13,611
     Arden Realty, Inc.  . . . . . . . . . . . . . . . . . . . . . . .            423       12,056
     Avalon Properties, Inc. . . . . . . . . . . . . . . . . . . . . .            305        8,769
     Banyan Hotel Investment Fund (a)  . . . . . . . . . . . . . . . .         25,000       37,500
     Bay Apartment Communities, Inc. . . . . . . . . . . . . . . . . .            197        7,314
     Bedford Property Investors, Inc.  . . . . . . . . . . . . . . . .          1,000       19,313
     Boston Properties, Inc. . . . . . . . . . . . . . . . . . . . . .          1,480       52,077
     Bradley Real Estate, Inc. . . . . . . . . . . . . . . . . . . . .            265        5,515
     BRT Realty Trust (a). . . . . . . . . . . . . . . . . . . . . . .          5,300       40,743
     Burnham Pacific Properties, Inc.  . . . . . . . . . . . . . . . .          2,000       29,250
     CBL & Associates Properties, Inc. . . . . . . . . . . . . . . . .            279        6,853
     CCA Prison Realty Trust . . . . . . . . . . . . . . . . . . . . .            153        6,340
     CRIIMI MAE, Inc.  . . . . . . . . . . . . . . . . . . . . . . . .            465        7,178
     Camden Property Trust . . . . . . . . . . . . . . . . . . . . . .            235        6,962
     Capstead Mortgage Corporation . . . . . . . . . . . . . . . . . .            432        8,532
     Capstone Capital Corporation. . . . . . . . . . . . . . . . . . .            250        6,078
     CarrAmerica Realty Corporation. . . . . . . . . . . . . . . . . .            475       14,250
     CenterPoint Properties Corporation  . . . . . . . . . . . . . . .            228        7,909
     Charles E. Smith Residential Realty, Inc. . . . . . . . . . . . .            172        5,719
     Chateau Communities, Inc. . . . . . . . . . . . . . . . . . . . .            186        5,533
     Chelsea GCA Realty, Inc.  . . . . . . . . . . . . . . . . . . . .            132        4,884
     Colonial Properties Trust . . . . . . . . . . . . . . . . . . . .            245        7,794
     Commercial Net Lease Realty . . . . . . . . . . . . . . . . . . .            313        5,458
     Cornerstone Properties, Inc.  . . . . . . . . . . . . . . . . . .            771       13,974
     Cousins Properties, Inc.  . . . . . . . . . . . . . . . . . . . .            233        7,194
     Crescent Real Estate Equities Company . . . . . . . . . . . . . .          2,050       73,800
     Developers Diversified Realty Corporation . . . . . . . . . . . .            209        8,543
     Duke Realty Investments, Inc. . . . . . . . . . . . . . . . . . .          1,404       34,223
     Dynex Capital, Inc. . . . . . . . . . . . . . . . . . . . . . . .          1,006       12,072
     EQK Realty Investors I (a). . . . . . . . . . . . . . . . . . . .         46,800       55,575
     EastGroup Properties, Inc.  . . . . . . . . . . . . . . . . . . .          2,950       60,844
     Entertainment Properties Trust. . . . . . . . . . . . . . . . . .            900       17,663
     Equity Inns Inc.  . . . . . . . . . . . . . . . . . . . . . . . .            402        6,206
     Equity Office Properties Trust. . . . . . . . . . . . . . . . . .          3,353      102,686

                                FBR REALTY GROWTH FUND
                          PRO FORMA PORTFOLIO OF INVESTMENTS
                        MARCH 31, 1998 (UNAUDITED)(CONTINUED)

----------------------------------------------------------------------------------------------------
                                                                                            VALUE
                                                                                SHARES     (NOTE 2)
----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
     Equity Residential Properties Trust . . . . . . . . . . . . . . .          1,232      $61,908
     Essex Property Trust, Inc.  . . . . . . . . . . . . . . . . . . .            194        6,657
     Excel Realty Trust, Inc.  . . . . . . . . . . . . . . . . . . . .            155        5,522
     FAC Realty Trust Inc. (a) . . . . . . . . . . . . . . . . . . . .          7,500       73,594
     Federal Realty Investment Trust . . . . . . . . . . . . . . . . .            290        7,123
     FelCor Suite Hotels, Inc. . . . . . . . . . . . . . . . . . . . .          1,094       40,546
     First Industrial Realty Trust, Inc. . . . . . . . . . . . . . . .            279       10,044
     First Union Real Estate Investments . . . . . . . . . . . . . . .          5,700       66,619
     Gables Residential Trust. . . . . . . . . . . . . . . . . . . . .            257        6,987
     General Growth Properties . . . . . . . . . . . . . . . . . . . .            287       10,476
     Glenborough Realty Trust, Inc.  . . . . . . . . . . . . . . . . .            234        6,801
     Glimcher Realty Trust . . . . . . . . . . . . . . . . . . . . . .            277        6,059
     Health Care Property Investors, Inc.  . . . . . . . . . . . . . .          1,430       52,821
     Health and Retirement Property Trust. . . . . . . . . . . . . . .          1,805       36,551
     Healthcare Realty Trust, Inc. . . . . . . . . . . . . . . . . . .            225        6,356
     Highwoods Properties, Inc.  . . . . . . . . . . . . . . . . . . .            388       13,677
     Horizon Group, Inc. . . . . . . . . . . . . . . . . . . . . . . .            386        4,753
     Hospitality Properties Trust. . . . . . . . . . . . . . . . . . .          1,613       57,161
     Humphrey Hospitality Trust, Inc.  . . . . . . . . . . . . . . . .          5,400       62,100
     INMC Mortgage Holdings, Inc.  . . . . . . . . . . . . . . . . . .            500       12,500
     Irvine Apartment Communities, Inc.  . . . . . . . . . . . . . . .            232        7,308
     JDN Realty Corporation. . . . . . . . . . . . . . . . . . . . . .            215        7,350
     JP Realty, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .          1,002       25,426
     Kilroy Realty Corporation . . . . . . . . . . . . . . . . . . . .            179        5,113
     Kimco Realty Corporation. . . . . . . . . . . . . . . . . . . . .            310       10,966
     LTC Properties, Inc.  . . . . . . . . . . . . . . . . . . . . . .          1,388       26,806
     Liberte Investors, Inc. (a) . . . . . . . . . . . . . . . . . . .         16,800       67,200
     Liberty Property Trust. . . . . . . . . . . . . . . . . . . . . .            379       10,186
     Mack-Cali Realty Corporation. . . . . . . . . . . . . . . . . . .            413       16,133
     Manufactured Home Communities, Inc. . . . . . . . . . . . . . . .            287        7,426
     Meditrust Companies . . . . . . . . . . . . . . . . . . . . . . .          2,901       89,206
     Meridian Point Realty Trust '83 (a) . . . . . . . . . . . . . . .         26,742       40,113
     Merry Land & Investment Company, Inc. . . . . . . . . . . . . . .            305        6,824
     Mid-America Apartment Communities, Inc. . . . . . . . . . . . . .            198        5,581
     Mills Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . .            269        7,044
     National Health Investors, Inc. . . . . . . . . . . . . . . . . .            187        7,457
     National Income Realty Trust. . . . . . . . . . . . . . . . . . .          3,760       66,270
     Nationwide Health Properties, Inc.  . . . . . . . . . . . . . . .            332        8,217
     New Plan Realty Trust . . . . . . . . . . . . . . . . . . . . . .            509       12,789
     OMEGA Healthcare Investors, Inc.  . . . . . . . . . . . . . . . .            142        5,538
     Pacific Gulf Properties, Inc. . . . . . . . . . . . . . . . . . .            218        5,000
     Patriot American Hospitality, Inc.  . . . . . . . . . . . . . . .          3,090       83,430
     Post Properties, Inc. . . . . . . . . . . . . . . . . . . . . . .            254       10,144
     Prentiss Properties Trust . . . . . . . . . . . . . . . . . . . .            279        7,289
     Price REIT, Inc.  . . . . . . . . . . . . . . . . . . . . . . . .            137        6,139
     Public Storage, Inc.  . . . . . . . . . . . . . . . . . . . . . .            658       20,316
     RFS Hotel Investors, Inc. . . . . . . . . . . . . . . . . . . . .          1,985       36,350
     Realty Income Corporation . . . . . . . . . . . . . . . . . . . .            301        8,183
     Realty Refund Trust . . . . . . . . . . . . . . . . . . . . . . .         25,200      108,675
     Redwood Trust, Inc. . . . . . . . . . . . . . . . . . . . . . . .          4,000       94,000

                                FBR REALTY GROWTH FUND
                          PRO FORMA PORTFOLIO OF INVESTMENTS
                        MARCH 31, 1998 (UNAUDITED)(CONTINUED)

----------------------------------------------------------------------------------------------------
                                                                                            VALUE
                                                                                SHARES     (NOTE 2)
----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
     Reckson Associates Realty Corporation . . . . . . . . . . . . . .            277       $7,306
     Resort Income Investors, Inc. (a) . . . . . . . . . . . . . . . .         70,000       15,400
     Security Capital Group - WT . . . . . . . . . . . . . . . . . . .            279          924
     Security Capital Pacific Trust  . . . . . . . . . . . . . . . . .          2,003       48,197
     Security Capital Atlantic Incorporated  . . . . . . . . . . . . .            356        7,476
     Security Capital Industrial Trust . . . . . . . . . . . . . . . .          1,557       39,898
     Semele Group, Inc.  . . . . . . . . . . . . . . . . . . . . . . .          4,651        4,070
     Shurgard Storage Centers, Inc.  . . . . . . . . . . . . . . . . .            210        5,906
     Simon DeBartolo Group, Inc. . . . . . . . . . . . . . . . . . . .          1,286       44,126
     Sovran Self Storage, Inc. . . . . . . . . . . . . . . . . . . . .            800       23,750
     Spieker Properties, Inc.  . . . . . . . . . . . . . . . . . . . .          1,574       64,928
     Starwood Financial Trust (a)  . . . . . . . . . . . . . . . . . .         27,800      128,575
     Starwood Hotels & Resorts . . . . . . . . . . . . . . . . . . . .          1,885      100,729
     Storage USA, Inc. . . . . . . . . . . . . . . . . . . . . . . . .            210        8,059
     Summit Properties, Inc. . . . . . . . . . . . . . . . . . . . . .            274        5,514
     Sun Communities, Inc. . . . . . . . . . . . . . . . . . . . . . .            187        6,498
     Tarragon Realty Investors Inc.  . . . . . . . . . . . . . . . . .          8,600       84,925
     Taubman Centers, Inc. . . . . . . . . . . . . . . . . . . . . . .            604        7,852
     The Macerich Company. . . . . . . . . . . . . . . . . . . . . . .            192        5,712
     TIS Mortgage Investment Company (a) . . . . . . . . . . . . . . .          8,400       17,325
     TriNet Corporate Realty Trust, Inc. . . . . . . . . . . . . . . .             50        1,916
     United Dominion Realty Trust. . . . . . . . . . . . . . . . . . .            679        9,845
     Urban Shopping Centers, Inc.  . . . . . . . . . . . . . . . . . .            203        6,699
     Vornado Realty Trust. . . . . . . . . . . . . . . . . . . . . . .            416       18,122
     Walden Residential Properties, Inc. . . . . . . . . . . . . . . .            206        5,201
     Washington Real Estate Investment Trust . . . . . . . . . . . . .            416        7,150
     Weingarten Realty Investors . . . . . . . . . . . . . . . . . . .            205        9,174
                                                                                       -----------
                                                                                         2,870,100
                                                                                       -----------

UTILITIES - WATER - 2.47%
     Western Water Company (a) . . . . . . . . . . . . . . . . . . . .           7800       81,900
                                                                                       -----------

       Total Common Stocks (Cost $3,070,374) . . . . . . . . . . . . .                   3,231,381
                                                                                       -----------
                                                                                       -----------

SHORT-TERM INVESTMENT - 3.40%
INVESTMENT COMPANY - 3.40%
     Evergreen Money Market Treasury Institutional Money
     Market Fund Institutional Service Shares (Cost $112,839). . . . .        112,839      112,839
                                                                                       -----------

Total Investments (Cost $3,183,213 (b)) - 100.83%. . . . . . . . . . .                   3,344,220
Liabilities In Excess of Other Assets - (0.83)%. . . . . . . . . . . .                     (27,506)
                                                                                       -----------

Net Assets - 100.00% . . . . . . . . . . . . . . . . . . . . . . . . .                  $3,316,714
                                                                                       -----------
                                                                                       -----------


--------------------
(a)  Non-income producing investment.
(b) Aggregate cost for federal income tax purposes is $3,219,924. Unrealized appreciation/(depreciation) of investments for federal income tax purposes is as follows:

          Unrealized appreciation                           $202,119
          Unrealized depreciation                            (77,823)
                                                            --------
            Net unrealized appreciation                     $124,296
                                                            --------
                                                            --------

                    See Notes to Pro Forma Financial Information.

                    PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
                              MARCH 31, 1998 (UNAUDITED)

                                                                                        GRANDVIEW
                                                                         GRANDVIEW    S&P-Registered                    FBR REALTY
                                                                       REALTY GROWTH  Trademark- REIT                     GROWTH
                                                                           FUND         INDEX FUND      ADJUSTMENTS        FUND
                                                                        ------------   ------------    ------------    ------------
ASSETS
   Investments, at value (cost $2,271,491, $911,722 and $3,183,213,
     respectively)                                                        $2,387,808       $956,412              -       $3,344,220
   Cash                                                                       28,795              -         (6,724)(a)       22,071
   Income receivable                                                           5,032          5,139              -           10,171
   Receivable for investments sold                                            23,929         19,432              -           43,361
   Receivable for Fund shares sold                                             2,500              -              -            2,500
   Due from adviser                                                            5,849          4,735          7,915 (b)       18,499
   Prepaid expenses                                                            2,547              -              -            2,547
   Other assets                                                                    -          1,232              -            1,232
   Deferred offering expenses, net                                            12,253         12,253         33,394 (c)       57,900
                                                                        ------------   ------------   ------------     ------------
      TOTAL ASSETS                                                         2,468,713        999,203         34,585        3,502,501
                                                                        ------------   ------------   ------------     ------------

LIABILITIES
   Payable for investments purchased                                          79,550          8,789              -           88,339
   Payable for Fund shares redeemed                                            4,405              -              -            4,405
   Offering expenses payable                                                       -              -         57,900 (c)       57,900
   Distributions payable                                                           -         21,395              -           21,395
   Disbursements in excess of cash on demand deposit                               -          6,724         (6,724)(a)            -
   Accrued expenses                                                            8,537          7,228         (2,017)(b)       13,748
                                                                        ------------   ------------   ------------     ------------
      TOTAL LIABILITIES                                                       92,492         44,136         49,159          185,787
                                                                        ------------   ------------   ------------     ------------


      NET ASSETS (APPLICABLE TO 163,820, 86,343 AND 228,637* SHARES
        OUTSTANDING, RESPECTIVELY; UNLIMITED SHARES OF NO PAR VALUE
        BENEFICIAL INTEREST AUTHORIZED)                                   $2,376,221       $955,067       ($14,574)(d)   $3,316,714
                                                                        ------------   ------------   ------------     ------------

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                                $14.51         $11.06            N/A           $14.51
                                                                              ------         ------            ---           ------

MAXIMUM OFFERING PRICE PER SHARE**                                            $15.19         $11.40            N/A           $15.35
                                                                              ------         ------            ---           ------

NET ASSETS CONSISTS OF
   Paid-in capital                                                        $2,090,161       $911,481       ($14,574)(d)   $2,987,068
   Distribution in excess of net realized loss                                     -         (1,104)             -           (1,104)
   Undistributed net realized gain on investments                            169,743              -              -          169,743
   Net unrealized appreciation on investments                                116,317         44,690              -          161,007
                                                                        ------------   ------------   ------------     ------------
      NET ASSETS                                                          $2,376,221       $955,067       ($14,574)      $3,316,714
                                                                        ------------   ------------   ------------     ------------

--------------------
 * The number of shares outstanding for the FBR Realty Growth Fund were adjusted to arrive at the same net asset value per shares of the GrandView Realty Growth Fund.
** Net asset value plus a maximum sales charge of 4.50%, 3.00% and 5.50%, respectively, of the offering price.
(a)  Reclassification of an overdraft to "Cash".
(b)  Adjustment to reflect decrease in expenses.
(c) Unamortized organization expense for the existing GrandView funds have been written-off. Adjustment includes estimated organization expenses for the FBR Realty Growth Fund of $57,900.
(d) Reflects additional estimated expenses expected to be incurred by the FBR Realty Growth Fund net of any fee waivers and expense reimbursements.



                    See Notes to Pro Forma Financial Information.

                          PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED MARCH 31, 1998 (UNAUDITED)


                                                                                GRANDVIEW
                                                                 GRANDVIEW    S&P-Registered                    FBR REALTY
                                                               REALTY GROWTH  Trademark- REIT                     GROWTH
                                                                   FUND         INDEX FUND     ADJUSTMENTS         FUND
                                                                ------------   ------------   ------------     ------------
INVESTMENT INCOME
   Dividends                                                         $43,596        $72,221              -         $115,817
                                                                ------------   ------------   ------------     ------------

EXPENSES
   Investment advisory fees                                           16,842          5,370          9,968 (a)       32,180
   Fund administration fees                                            5,053          3,452         (6,092)(b)        2,413
   Distribution and service fees                                       4,211          1,912          1,922 (c)        8,045
   Custody fees                                                        8,883          5,866         (3,749)(d)       11,000
   Registration and filing administration fees                         3,099          2,425         (5,524)(e)            0
   Registration and filing expenses                                    9,190          8,710         13,305 (e)       31,205
   Fund accounting fees                                               16,200         16,200        (28,243)(f)        4,157
   Securities pricing fees                                             2,878          2,595         (5,473)(f)            0
   Audit fees                                                          7,500          7,500        (12,000)(g)        3,000
   Legal fees                                                          5,095          5,254           (349)(h)       10,000
   Shareholder recordkeeping fees                                      1,475            629         42,896 (i)       45,000
   Shareholder servicing expenses                                      4,473          3,464         (7,937)(i)            0
   Printing expenses                                                   1,846          1,585          5,569 (j)        9,000
   Amortization of deferred organization expenses                      5,442          5,442         24,506 (k)       35,390
   Trustees fees and meeting expenses                                    410            512          8,078 (l)        9,000
   Other operating expenses                                            3,103          3,318         (4,421)(m)        2,000
                                                                ------------   ------------   ------------     ------------
     TOTAL EXPENSES                                                   95,700         74,234         32,457          202,391
                                                                ------------   ------------   ------------     ------------

     LESS:
       Expense reimbursements                                        (42,126)       (49,107)        (7,915)(n)      (99,148)
       Investment advisory fees waived                               (16,842)        (5,370)        (9,968)(o)      (32,180)
       Securities pricing fees waived                                      -         (2,595)             0           (2,595)
       Distribution fees waived                                       (3,054)        (1,054)             0           (4,108)
                                                                ------------   ------------   ------------     ------------
     NET EXPENSES                                                     33,678         16,108         14,574           64,360
                                                                ------------   ------------   ------------     ------------

   NET INVESTMENT INCOME                                               9,918         56,113        (14,574)          51,457
                                                                ------------   ------------   ------------     ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain from investment transactions                    327,769        232,663              0          560,432
   Increase/(Decrease) in unrealized appreciation
   on investments                                                     25,711        (46,110)             0          (20,399)
                                                                ------------   ------------   ------------     ------------
     NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                 353,480        186,553              0          540,033
                                                                ------------   ------------   ------------     ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $363,398       $242,666       ($14,574)        $591,490
                                                                ------------   ------------   ------------     ------------

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                2.00%          1.05%            N/A            2.00%
                                                                ------------   ------------   ------------     ------------


------------------------------
(a) Total combined average net assets for March 31, 1998, multiplied by the 1.00% investment advisory fee.
(b) Total combined average net assets for March 31, 1998, multiplied by the 0.075% fund administration fee.
(c) Total combined average net assets for March 31, 1998, multiplied by the 0.25% distribution and service fee.
(d) Custody fees are based on minimum annual fee of $6,000 plus transaction charges.
(e) "Registration and filing administration fees" and "Registration and filing expenses" will be combined for the FBR Realty Growth Fund and assumes Blue Sky registration for three classes of shares.
(f) "Fund accounting fees" and "Securities pricing fees" will be combined for the FBR Realty Growth Fund. Total combined average net assets for March 31, 1998, multiplied by 0.095% plus out-of-pocket charges.
(g) Audit fees are based on $50,000 for the entire FBR Family of Funds and allocated to each fund based on each Fund's relative net assets.
(h) Legal fees are based on $105,000 for the entire FBR Family of Funds and allocated to each fund based on each Fund's relative net assets.
(i) "Shareholder recordkeeping fees" and "Shareholder servicing expenses" will be combined for the FBR Realty Growth Fund and redesignated as transfer agency fees. The fees are based on a monthly minimum of $9,000 for the ntire FBR Family of Funds and allocated based on each fund's relative net assets plus out-of-pocket charges.
(j) Printing expenses are based on $65,000 for the entire FBR Family of Funds and allocated to each fund based on each Fund's relative net assets.
(k) Unamortized organization expenses for the existing GrandView funds have been written-off.
(l) Trustees fees and meeting expenses are based on $34,125 for the entire FBR Family of Funds and are allocated equally to each fund.
(m)  Adjustment to reflect expected savings due to economies of scale.
(n) Adjustment to limit the annual expenses of the FBR Realty Growth Fund to an operating expense ratio of 2.00% of its average net assets.
(o) Adjustment to reflect the additional waivers due to an increase in the investment advisory fees over that charged to the GrandView S&P-Registered Trademark- REIT Index Fund.



                    See Notes to Pro Forma Financial Information.

                     PRO FORMA STATEMENT OF CHANGES IN NET ASSETS

                                                                              GRANDVIEW S&P                            FBR REALTY
                                                    GRANDVIEW REALTY     -Registered Trademark-                        GROWTH FUND
                                                      GROWTH FUND            REIT INDEX FUND         ADJUSTMENTS    ---------------
                                                  --------------------    ---------------------     --------------     Year Ended
                                                  Year Ended March 31,     Year Ended March 31,       Year Ended     March 31, 1998
                                                  1998           1997      1998           1997      March 31, 1998    (unaudited)
                                                  --------------------    ---------------------     --------------  ---------------
INCREASE/(DECREASE) IN NET ASSETS
Operations
   Net investment income                           $9,918     $17,274      $56,113      $26,606           ($14,574)         $51,457
   Net realized gain/(loss) from investment
     transactions                                 327,769     125,083      232,663       (3,402)                 -          560,432
   Increase/(Decrease) in unrealized
     appreciation on investments                   25,711      86,406      (46,110)      91,681                  -          (20,399)
                                               ----------  ----------   ----------   ----------         ----------       ----------
      Net increase in net assets resulting
        from operations                           363,398     228,763      242,666      114,885            (14,574)         591,490
                                               ----------  ----------   ----------   ----------         ----------       ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                           (9,918)    (17,274)     (56,113)     (26,606)                 -          (66,031)
   Tax return of capital                                -        (948)     (14,856)      (5,692)                 -          (14,856)
   Net realized gain from investment
     transactions                                (158,026)   (125,083)    (229,983)        (479)                 -         (388,009)
                                               ----------  ----------   ----------   ----------         ----------       ----------
      Decrease in net assets resulting
        from distributions                       (167,944)   (143,305)    (300,952)     (32,777)                 -         (468,896)
                                               ----------  ----------   ----------   ----------         ----------       ----------

CAPITAL SHARE TRANSACTIONS
   Increase in net assets resulting from
     capital share transactions                 1,022,744     890,543     (453,745)   1,132,197                  -          568,999
                                               ----------  ----------   ----------   ----------         ----------       ----------

      Total increase/(decrease) in net assets   1,218,198     976,001     (512,031)   1,214,305            (14,574)         691,593

NET ASSETS
   Beginning of year                            1,158,023     182,022    1,467,098      252,793                  -        2,625,121
                                               ----------  ----------   ----------   ----------         ----------       ----------
   End of year                                 $2,376,221  $1,158,023     $955,067   $1,467,098           ($14,574)      $3,316,714
                                               ----------  ----------   ----------   ----------         ----------       ----------
                                               ----------  ----------   ----------   ----------         ----------       ----------



                    See Notes to Pro Forma Financial Information.

                       NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                     (UNAUDITED)


1.   BASIS OF COMBINATION

     The unaudited Pro Forma Portfolio of Investments, Pro Forma Statement of Assets and Liabilities, Pro Forma Statement of Operations and Pro Forma Statement of Changes in Net Assets reflect accounts of the GrandView Realty Growth Fund (the "Growth Fund") and GrandView S&P-Registered Trademark-REIT Index Fund ("Index Fund") (each a "GrandView Fund" and collectively, the "GrandView Funds") for the year ended March 31, 1998. These statements have been derived from the GrandView Funds' audited financial statements for the year ended March 31, 1998

     The pro forma statements gives effect to the proposed transfer of assets and stated liabilities of the Growth Fund and Index Fund in a tax free exchange for shares of the FBR Realty Growth Fund (the 'Fund"). In accordance with generally accepted accounting principles, the historical cost of investment securities will be carried forward as the cost basis to the Fund and the results of operations for pre-combinations periods for the GrandView Funds will not be restated.

     The Pro Forma Portfolio of Investments, Pro Forma Statement of Assets and Liabilities, Pro Forma Statements of Operations and Pro Forma Statement of Changes in Net Assets should be read in conjunction with the historical financial statements of the GrandView Funds included or incorporated by reference in the Statement of Additional Information.

2.   SIGNIFICANT ACCOUNTING POLICIES

     MANAGEMENT ESTIMATES
     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     The net asset value of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time) on each business day. The Fund's securities will be valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, will be valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price will be used when no asked price is available. Short-term investments will be carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available will be valued at fair value as determined in good faith by the Fund's Board of Trustees. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, will be valued at fair value in good faith by the Board of Trustees. The Board of Trustees will review the method of valuations on a current basis. Expenses and fees, including the investment advisory fee and distribution fee, will be accrued daily and taken into account for the purpose of determining the net asset value of the Fund's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

                       NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                (UNAUDITED)(CONTINUED)


     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
     Transactions will be accounted for on the trade date (the day in which the order to buy or sell is executed). The cost of investments sold will be determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income will be recorded on the accrual basis. Dividend income will be recorded on the ex-dividend date. Expenses not directly attributable to a specific fund will be allocated based on relative net assets of each fund comprising the FBR Family of Funds. The Fund's net investment income (other than distribution fees) and unrealized and realized gains or losses will be allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

     DIVIDENDS AND DISTRIBUTIONS
     Dividends from net investment income, if any, will be declared and paid at least annually to shareholders. Distributions from net realized capital gains, if any, will be distributed at least annually. Dividends and distributions to shareholders will be recorded on the ex-dividend date. Income and capital gain distributions will be determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences will be either considered temporary or permanent in nature. To the extent differences are permanent in nature, such amounts will be reclassified within capital accounts based on their U.S. federal tax-basis treatment, temporary differences do not require reclassification.

     U.S. FEDERAL TAX STATUS
     No provision is made for U.S. federal income taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and excise taxes.

3.   ORGANIZATION AND OFFERING EXPENSES

     Estimated offering expenses for the Fund will be written-off during the current fiscal year ending October 31, 1998. Organizational costs of the Growth Fund and Index Fund have been written-off in conjunction with the adjustments made to the Pro Forma Statement of Assets and Liabilities.

4.   CAPITAL SHARES

     The pro forma net asset value per share assumes the issuance of shares of the Fund at March 31, 1998, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of the Growth Fund and Index Fund as of March 31, 1998, after adjustments for the proposed reorganization, divided by the net asset value per share of the Growth Fund as of March 31, 1998.

PART C.   OTHER INFORMATION

     Item 15.  Indemnification

     Article X, Section 10.02 of the Registrant's Delaware Trust Instrument, filed as Exhibit 2 hereto, provides for the indemnification of Registrant's Trustees and officers, as follows:

     SECTION 10.02  INDEMNIFICATION.

(a)  Subject to the exceptions and limitations contained in Subsection 10.02(b):

     (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

     (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  No indemnification shall be provided hereunder to a Covered Person:

     (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

     (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parities to the matter based upon a review of readily available facts (as opposed to a full trail-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by Contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trail-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this
Section 10.02."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Item 16.  Exhibits.

(1)  (a)  Certificate of Trust. (1)

(1)  (b)  Delaware Trust Instrument dated April 30,1 996. (1)

(2)  By-laws. (1)

(3)  Not Applicable.

(4) Agreement and Plan of Reorganization. (See Exhibit A to the Combined Proxy Statement and Prospectus.)

(5)  See Exhibits 1 and 2.

(6) (a) Form of Investment Advisory Agreement between the Registrant and FBR Fund Advisers, Inc. (2)

(6) (b) Form of Notice to Investment Advisory Agreement with respect to the FBR Realty Growth Fund. (5)

(7) (a) Form of Amended Distribution Agreement between the Registrant and Friedman, Billings, Ramsey & Co., Inc. (5)

(7) (b) Form of Amended Distribution Agreement between the Registrant and FBR Investment Services, Inc. (5)

(7) (c) Form of Notice to Distribution Agreements with respect to the FBR Realty Growth Fund. (5)

(8)  Not Applicable.

(9) (a) Form of Custodian Agreement between the Registrant and Custodial Trust Company. (2)

(9) (b) Form of Sub-Custodian Agreement between Custodial Trust Company and Citibank N.A. (2)

(9) (c) Form of Notice to Custodian Agreement with respect to the FBR Realty Growth Fund. (5)

(10) (a)  Form of Rule 12b-1 Distribution Plan for Class A. (4)

(10) (b)  Form of Amended Rule 12b-1 Service and Distribution Plan for
     Class B. (5)

(10) (c)  Form of Rule 12b-1 Service and Distribution Plan for Class C. (4)

(10) (d)  Multi-class Plan. (4)

(11) Opinion of counsel that shares of Registrant are validly issued, fully paid, and non-assessable (including consent of such firm).

(12) Opinion of counsel as to tax matters and consequences to shareholders (including consent of such firm).

(13) Not Applicable.

(14) Consent of Independent Accountants

(15) None.

(16) Powers of Attorney. (3)

(17) Form of Proxy Card.

------------------------------------

(1) Incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A as filed on June 11, 1996.


(2) Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed on December 20, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement as filed on June 27, 1997.

(4) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement as filed on April 17, 1998.

(5) Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed on July 1, 1998.

Item 17.  Undertakings

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, D.C. on the 10th day of July, 1998.

                                                    FBR Family of Funds

                                                By:          *
                                                    -----------------------
                                                    C. Eric Brugel

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated:

         Name            Title                                   Date

C. Eric Brugel *         President and Trustee (Chief            July 10, 1998
                         Executive Officer)

Eric F. Billings *       Chairman, Trustee,                      July 10, 1998
                         Chief Financial Officer and Treasurer

F. David Fowler *        Trustee                                 July 10, 1998

Michael A. Willner *     Trustee                                 July 10, 1998

George W. Grosz          Trustee                                 July 10, 1998



                            * By:  /s/ Paul F. Roye
                                   Paul E. Roye
                                   Attorney-in-Fact

                                    EXHIBIT INDEX


Exhibit No.         Description


(11)                Opinion of Counsel that shares of
                    Registrant are validly issued, fully
                    paid and non-assessable (including
                    consent of such firm)

(12)                Opinion of Counsel regarding tax matters

(14)                Consent of Independent Accountant

(17)                Form of Proxy Card